                                                                   EXHIBIT 10.26


                             COLLABORATION AGREEMENT

                                     BETWEEN

                           ONYX PHARMACEUTICALS, INC.

                                       AND

                             WARNER-LAMBERT COMPANY

                                OCTOBER 13, 1999


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                TABLE OF CONTENTS
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
ARTICLE 1       DEFINITIONS.....................................................................1

     1.1      "Affiliate".......................................................................1

     1.2      "Allowable Expenses"..............................................................2

     1.3      "Collaboration"...................................................................2

     1.4      "Commercialization"...............................................................2

     1.5      "Commencement of Phase II Notice".................................................2

     1.6      "Commencement of Phase III Clinical Trials".......................................2

     1.7      "Confidential Information"........................................................2

     1.8      "Control", "Controls" and "Controlled"............................................2

     1.9      "Cost of Goods Sold"..............................................................2

     1.10     "Cost of Manufacture".............................................................2

     1.11     "Development".....................................................................3

     1.12     "Development Costs"...............................................................3

     1.13     "Development Plan and Budget".....................................................3

     1.14     "Development Team"................................................................4

     1.15     "Disclosing Party"................................................................4

     1.16     "Drug Approval Application".......................................................4

     1.17     "Effective Date"..................................................................4

     1.18     "End of Phase II Clinical Trials".................................................4

     1.19     "End of Phase II Clinical Trials Notice"..........................................4

     1.20     "Enforcing Party".................................................................4

     1.21     "FDA".............................................................................4

     1.22     "First Commercial Sale"...........................................................4

     1.23     "FTE".............................................................................4

     1.24     "Gene Product"....................................................................4

     1.25     "IND".............................................................................4

     1.26     "Independent Product".............................................................4

     1.27     "Invention".......................................................................5

[*] = CERTAIN CONFIDENTIAL INFORMATION       i
CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE
24B-2 OF THE SECURITIES EXCHANGE ACT OF
1934, AS AMENDED.


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
      1.28     "Inventor".......................................................................5

      1.29     "Joint Marketing Committee"......................................................5

      1.30     "Joint Invention"................................................................5

      1.31     "Joint Patent"...................................................................5

      1.32     "Know-How".......................................................................5

      1.33     "Licensed Product"...............................................................5

      1.34     "Local/Regional ONYX-015"........................................................5

      1.35     "Major Markets"..................................................................5

      1.36     "Manufacturing Party"............................................................5

      1.37     "Marketing Plan and Budget"......................................................5

      1.38     "Net Sales"......................................................................5

      1.39     "Onyx Know-How"..................................................................6

      1.40     "ONYX-015".......................................................................6

      1.41     "Onyx Patent"....................................................................6

      1.42     "Other Territory"................................................................6

      1.43     "Patent".........................................................................6

      1.44     "Patent Expenses"................................................................6

      1.45     "Phase I Clinical Trials"........................................................6

      1.46     "Phase II Clinical Trials".......................................................6

      1.47     "Phase II Results"...............................................................7

      1.48     "Phase II/III Clinical Trials"...................................................7

      1.49     "Phase III Clinical Trials"......................................................7

      1.50     "Phase IIIB Clinical Trials".....................................................7

      1.51     "Phase IV Clinical Trials".......................................................7

      1.52     "Pre-Marketing"..................................................................7

      1.53     "Pre-Marketing Expenses".........................................................7

      1.54     "Pro-Drug Product"...............................................................7

      1.55     "Product Profit".................................................................7

[*] = CERTAIN CONFIDENTIAL INFORMATION       ii
CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE
24B-2 OF THE SECURITIES EXCHANGE ACT OF
1934, AS AMENDED.

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
      1.56     "Quarterly Financial Statement"..................................................8

      1.57     "Regulatory Approval"............................................................8

      1.58     "Research Management Committee"..................................................8

      1.59     "Research Plan"..................................................................8

      1.60     "Research Program"...............................................................8

      1.61     "Research Term"..................................................................8

      1.62     "Royalty Term"...................................................................8

      1.63     "Sales Effort"...................................................................8

      1.64     "Selected Drug"..................................................................8

      1.65     "Selected Drug System"...........................................................8

      1.66     "Selected Gene"..................................................................8

      1.67     "Shared Territory"...............................................................8

      1.68     "Steering Committee".............................................................8

      1.69     "Systemic ONYX-015"..............................................................8

      1.70     "Terminated Product".............................................................8

      1.71     "Third Party"....................................................................8

      1.72     "Third Party Royalty"............................................................9

      1.73     "Total Sales Effort".............................................................9

      1.74     "Valid Claim"....................................................................9

      1.75     "Warner Know-How"................................................................9

      1.76     "Warner Patent"..................................................................9

ARTICLE 2       MANAGEMENT OF THE COLLABORATION.................................................9

      2.1      Steering Committee...............................................................9

               (a)      Formation and Function..................................................9

               (b)      Meetings...............................................................10

      2.2      Research Management Committee...................................................10

      2.3      Development Teams...............................................................10

      2.4      Joint Marketing Committee.......................................................11

[*] = CERTAIN CONFIDENTIAL INFORMATION       iii
CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE
24B-2 OF THE SECURITIES EXCHANGE ACT OF
1934, AS AMENDED.


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
      2.5      Meetings........................................................................11

      2.6      Dispute Resolution..............................................................11

      2.7      Limitations of Powers of the Steering Committee.................................12

ARTICLE 3       RESEARCH PROGRAM...............................................................12

      3.1      Undertaking and Scope...........................................................12

      3.2      Personnel and Resources.........................................................12

      3.3      Term of the Research Collaboration..............................................12

      3.4      Collaboration Expenses; Right to Engage Third Parties...........................13

               (a)   Collaboration Expenses....................................................13

               (b)   Right to Engage Third Parties.............................................13

      3.5      Research on Additional Licensed Products........................................13

               (a)   Systemic ONYX-015.........................................................13

               (b)   Pro-Drug Product..........................................................13

               (c)   Gene Product..............................................................14

               (d)   Process Technology Research...............................................14

               (e)   Termination of Certain Research...........................................14

               (f)   No Designation for Development of a Licensed Product......................15

      3.6      Designation of Licensed Products for Development................................15

      3.7      Exclusivity Regarding Licensed Products.........................................15

               (a)   General...................................................................15

               (b)   Pro-Drug Product..........................................................15

               (c)   Gene Product..............................................................16

      3.8      Onyx Independent Activities.....................................................16

ARTICLE 4       DEVELOPMENT....................................................................17

      4.1      Development Teams...............................................................17

      4.2      Development Plans and Budgets...................................................17

      4.3      Allocation of Development Activities............................................17

      4.4      Diligence for Licensed Products.................................................17

[*] = CERTAIN CONFIDENTIAL INFORMATION       iv
CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE
24B-2 OF THE SECURITIES EXCHANGE ACT OF
1934, AS AMENDED.

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
               (a)   General...................................................................17

               (b)   Local/Regional ONYX-015...................................................17

               (c)   Other Licensed Products...................................................18

               (d)   Onyx Remedies In The Event Of Lack Of Diligence...........................18

      4.5      Onyx Independent Product Development............................................19

               (a)   Notice of Onyx Independent Development....................................19

               (b)   Warner Obligations as to Independent Products.............................19

               (c)   Onyx Activities...........................................................19

      4.6      Warner Buy-Back Option..........................................................20

               (a)   Buy-Back Price Until [*] After Notice Of Commencement Of
                     Phase II..................................................................20

               (b)   Buy-Back Price Until [*] After Receipt of Results After
                     Completion of Phase II Clinical Trials....................................20

               (c)   Product Transition Following Warner Exercise..............................21

               (d)   Onyx Rights In The Absence Of Warner Exercise.............................21

      4.7      Onyx Development of Terminated Products; Warner Obligations.....................21

      4.8      Right to Engage Third Parties...................................................22

      4.9      INDs and Drug Approval Applications.............................................22

      4.10     Termination by Onyx of Co-Development...........................................22

      4.11     Termination by Warner of Co-Development.........................................22

ARTICLE 5       COMMERCIALIZATION..............................................................22

      5.1      Commercialization of Licensed Products..........................................22

      5.2      Onyx Right To Co-Promote And Share Profits In The Shared Territory..............23

      5.3      Co-Promotion Activities.........................................................23

               (a)   Marketing Plans and Budget................................................23

               (b)   Allocation Of Sales Effort................................................23

               (c)   Failure by Onyx to Provide Minimum Sales Effort...........................23

               (d)   Failure by a Party to Provide Sales Effort................................24

[*] = CERTAIN CONFIDENTIAL INFORMATION       v
CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE
24B-2 OF THE SECURITIES EXCHANGE ACT OF
1934, AS AMENDED.

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
               (e)   Promotional and Advertising Materials.....................................24

               (f)   Orders; Sales.............................................................24

               (g)   Trademarks; Product Presentation..........................................24

               (h)   Training..................................................................24

               (i)   Onyx Right to Use Certain Warner Information..............................24

      5.4      Termination of Co-Promotion.....................................................25

      5.5      Termination Of Co-Promotion Upon Certain Changes of Control.....................25

      5.6      Launch Budgets and Pre-Marketing Expenses.......................................25

               (a)   Launch Plans And Budgets..................................................25

               (b)   Pre-Marketing Expenses....................................................25

      5.7      Promotional Materials In The Other Territory....................................26

      5.8      Complaints......................................................................26

      5.9      Tax Considerations..............................................................26

ARTICLE 6       LICENSES.......................................................................26

      6.1      Patent Licenses to Warner for Licensed Products.................................26

      6.2      Patent License to Onyx for Commercialization and Development....................26

      6.3      Nonexclusive Know-How License to Warner.........................................26

      6.4      Nonexclusive Know-How License to Onyx...........................................27

      6.5      Sublicensing....................................................................27

      6.6      Third-Party Technology..........................................................27

      6.7      License to Onyx for Terminated Products and Independent Products................27

ARTICLE 7       PAYMENT PROVISIONS.............................................................27

      7.1      Licensing Fee...................................................................27

      7.2      Research Program Payments.......................................................28

               (a)   FTE Rate..................................................................28

               (b)   Payment Schedule..........................................................28

      7.3      Payment of Development Costs....................................................28

               (a)   Allocation of Development Costs...........................................28

[*] = CERTAIN CONFIDENTIAL INFORMATION       vi
CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE
24B-2 OF THE SECURITIES EXCHANGE ACT OF
1934, AS AMENDED.

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
               (b)   Partial Deferral Of Development Costs By Onyx.............................28

               (c)   Maintenance of Records of Development Costs...............................29

      7.4      Milestone Payments..............................................................29

               (a)   Milestone Amounts.........................................................29

               (b)   One Milestone Per Product.................................................31

               (c)   Backup Licensed Products..................................................31

               (d)   Special [ * ] Milestone...................................................31

      7.5      Royalty Payments on Licensed Products (Other Territory).........................32

               (a)   Royalty Amount and Term...................................................32

               (b)   Royalties Owed to [ * ]...................................................33

               (c)   [ * ].....................................................................33

               (d)   Know-How Royalty..........................................................33

               (e)   Royalty on Independent Products...........................................33

               (f)   Royalty Payments on Licensed Products on Termination of Co-
                     Promotion (United States and Canada)......................................34

      7.6      Profit Sharing (Shared Territory)...............................................34

               (a)   Share of Profits.........................................34

               (b)   Determination of Allowable Expenses and Product Profit....................34

               (c)   Payments..................................................................35

               (d)   Recovery of Warner Advances...............................................36

               (e)   Duration..................................................................36

      7.7      Currency of Payment.............................................................36

      7.8      Payment and Reporting...........................................................36

      7.9      Records.........................................................................36

      7.10     Taxes Withheld..................................................................37

      7.11     Computation of Royalties........................................................37

      7.12     Licenses to Affiliates..........................................................37

      7.13     Prohibition of Royalty Payments.................................................37

[*] = CERTAIN CONFIDENTIAL INFORMATION       vii
CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE
24B-2 OF THE SECURITIES EXCHANGE ACT OF
1934, AS AMENDED.

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
      7.14     Accounting......................................................................37

ARTICLE 8       MANUFACTURE AND SUPPLY.........................................................38

      8.1      Allocation of Responsibility and Control........................................38

               (a)   Warner as Manufacturing Party.............................................38

               (b)   Onyx' Continued Obligation to Manufacture.................................38

      8.2      Third Party Manufacturers.......................................................39

      8.3      Process Development.............................................................39

      8.4      Specifications..................................................................39

      8.5      Transfer Price..................................................................39

ARTICLE 9       CONFIDENTIALITY................................................................39

      9.1      Confidentiality.................................................................39

      9.2      Publicity.......................................................................40

      9.3      Publication.....................................................................40

ARTICLE 10      OWNERSHIP OF INTELLECTUAL PROPERTY AND PATENT
                RIGHTS.........................................................................41

      10.1     Ownership of Inventions.........................................................41

      10.2     Patent Prosecution..............................................................41

               (a)   Solely-Owned Inventions...................................................41

               (b)   Joint Inventions..........................................................41

      10.3     Protection of Patent Rights.....................................................42

      10.4     Third-Party Patent Rights.......................................................43

      10.5     Infringement by Third Parties...................................................43

               (a)   Field Infringement........................................................43

               (b)   Agreement of Enforcing Party..............................................44

               (c)   Other Infringing Activity.................................................44

      10.6     Defense and Settlement of Third-Party Claims Against Licensed Products..........44

               (a)   Control...................................................................44

               (b)   Allocation of Expenses....................................................45

[*] = CERTAIN CONFIDENTIAL INFORMATION       viii
CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE
24B-2 OF THE SECURITIES EXCHANGE ACT OF
1934, AS AMENDED.

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
               (c)   [ * ].....................................................................45

      10.7     Jointly Owned Patents...........................................................45

      10.8     Trademarks......................................................................45

               (a)   Product Trademarks........................................................46

               (b)   Infringement of Trademarks................................................46

               (c)   Third Party Trademark.....................................................46

               (d)   Costs of Defense..........................................................46

ARTICLE 11      REPRESENTATIONS AND WARRANTIES.................................................46

      11.1     Representations and Warranties..................................................46

               (a)   Party Representations and Warranties......................................47

               (b)   Onyx Representations and Warranties.......................................47

               (c)   Further Representations and Warranties....................................48

               (d)   Performance by Affiliates.................................................48

ARTICLE 12      TERM AND TERMINATION...........................................................48

      12.1     Right Of Warner to Terminate Development........................................48

      12.2     Term............................................................................48

      12.3     Termination for Material Breach.................................................48

               (a)   Breach; Cure..............................................................48

               (b)   Termination by Non-Breaching Party........................................49

               (c)   Transfer of Rights........................................................49

               (d)   Provisions for Continued Manufacturing....................................50

      12.4     Surviving Rights................................................................50

      12.5     Accrued Rights, Surviving Obligations...........................................51

ARTICLE 13      INDEMNIFICATION................................................................51

      13.1     Indemnification for Licensed Products in the Other Territory....................51

               (a)   Warner Indemnification....................................................51

               (b)   Onyx Indemnification......................................................51

      13.2     Indemnification for Licensed Products in the Shared Territory...................51

[*] = CERTAIN CONFIDENTIAL INFORMATION       ix
CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE
24B-2 OF THE SECURITIES EXCHANGE ACT OF
1934, AS AMENDED.

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
      13.3     Indemnification for Independent Products and Terminated Products................51

      13.4     Indemnification for Research and Development....................................52

      13.5     Notice of Claim.................................................................52

ARTICLE 14      MISCELLANEOUS..................................................................52

      14.1     Dispute Resolution..............................................................52

               (a)   Informal Resolution Procedure.............................................52

               (b)   Senior Executive Discussion...............................................52

               (c)   Warner Resolution of Certain Matters......................................53

               (d)   Formal Resolution.........................................................53

      14.2     Assignment......................................................................53

               (a)   Affiliates................................................................53

               (b)   Merger, Acquisition or Sale of Assets.....................................53

               (c)   Binding Upon Successors and Assigns.......................................53

      14.3     Force Majeure...................................................................53

      14.4     Further Actions.................................................................53

      14.5     No Trademark Rights.............................................................53

      14.6     Notices.........................................................................54

      14.7     Tangible Property...............................................................54

      14.8     Limitation of Liability.........................................................55

      14.9     Waiver..........................................................................55

      14.10    Severability....................................................................55

      14.11    Ambiguities.....................................................................55

      14.12    Governing Law...................................................................55

      14.13    Headings........................................................................55

      14.14    Counterparts....................................................................55

      14.15    Entire Agreement................................................................55

      14.16    Independent Contractors.........................................................56

      14.17    Use of Names....................................................................56

[*] = CERTAIN CONFIDENTIAL INFORMATION       x
CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE
24B-2 OF THE SECURITIES EXCHANGE ACT OF
1934, AS AMENDED.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                             COLLABORATION AGREEMENT
                                     BETWEEN
              ONYX PHARMACEUTICALS, INC. AND WARNER-LAMBERT COMPANY

     THIS COLLABORATION AGREEMENT (the "AGREEMENT") is made and entered into on October 13, 1999, to be effective as of September 1, 1999 (the "EFFECTIVE DATE"), by and between ONYX PHARMACEUTICALS, INC., a Delaware corporation having its principal place of business at 3031 Research Drive, Richmond, California 94806 ("ONYX"), and WARNER-LAMBERT COMPANY, a Delaware corporation having its principal place of business at 201 Tabor Road, Morris Plains, New Jersey 07950 ("WARNER"). Onyx and Warner may be referred to herein individually as a "Party" and collectively as the "Parties".

                                    RECITALS

     A. Warner is a global company devoted, among other businesses, to discovering, developing, manufacturing and marketing human pharmaceutical products.

     B. Onyx is a biotechnology company engaged in the discovery and development of novel pharmaceuticals for cancer indications. In particular, Onyx has developed a novel replicating virus, ONYX-015, for the treatment of human cancer. Onyx has conducted Phase I and II clinical trials of ONYX-015 in patients with head and neck cancer, and is conducting early stage clinical trials of ONYX-015 in patients with other types of cancer, including pancreatic cancer, ovarian cancer, and gastrointestinal metastases to the liver and in patients with preneoplastic disease, including leukoplakia and Barrett's esophagus.

     C. Onyx believes that adenoviruses such as ONYX-015 may also be modified to encode the production of other desirable therapeutic gene products.

     D. Warner and Onyx desire to establish a broad collaboration for the further development and commercialization of ONYX-015, and the research, development, and commercialization of two (2) additional products consisting of adenoviruses that (i) have been engineered to selectively replicate in cancer cells based on the abnormal p53 pathway function in such cells and (ii) are further modified to encode the production of selected gene products.

                                   ARTICLE 1

                                   DEFINITIONS

     The following terms shall have the following meanings as used in this
Agreement:

     1.1 "AFFILIATE" means, with respect to a particular Party, an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Party. As used in this
Section 1.1, the term "controls" (with correlative

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

meanings for the terms "controlled by" or "under common control with") means (a) that an entity or company owns, directly or indirectly, more than fifty percent (50%) of the voting stock of another entity, or (b) that an entity, person or group otherwise has the actual ability to control and direct the management of the entity, whether by contract or otherwise.

     1.2 "ALLOWABLE EXPENSES" means the following expenses to the extent incurred with respect to a particular Licensed Product that is sold in the Shared Territory: (i) [ * ]. Allowable Expenses shall be determined separately for each of Local/Regional ONYX-015, Systemic ONYX-015, the Pro-Drug Product and the Gene Product, in order to permit a separate profit and loss calculation for each such Licensed Product. Allowable Expenses shall exclude [ * ], even if incurred after the first commercial launch of the Licensed Product to which such costs relate.

     1.3 "COLLABORATION" means the collaborative efforts of the Parties conducted pursuant to the terms of this Agreement.

     1.4 "COMMERCIALIZATION" means the manufacturing, marketing, promotion, sale, supply, import, export and distribution of Licensed Products.

     1.5 "COMMENCEMENT OF PHASE II NOTICE" shall have the meaning assigned in
Section 4.6(a).

     1.6 "COMMENCEMENT OF PHASE III CLINICAL TRIALS" means the first dosing of the first patient in a Phase III Clinical Trial or, in the event a Phase II Clinical Trial is converted into a Phase II/III Clinical Trial, the date on which the FDA approves the continuation of such original Phase II Clinical Trial as a pivotal trial.

     1.7 "CONFIDENTIAL INFORMATION" shall have the meaning assigned in Section 9.1(a).

     1.8 "CONTROL", "CONTROLS" AND "CONTROLLED" mean, with respect to a particular item of information or intellectual property right, that the applicable Party owns or has a license to such item or right and has the ability to grant to the other Party access to and a license or sublicense (as applicable) under such item or rights as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

     1.9 "COST OF GOODS SOLD" means the actual cost of bulk products or finished products sold (or utilized in Development), determined in accordance with U.S. generally accepted accounting principles applied consistently throughout the organization of the Party determining such costs. "Cost of Goods Sold" shall include: (i) in the case of [ * ] provided by a Party or its Affiliate, its [ * ] of such bulk products or finished products, (ii) the [ * ] and (iii) in the case of finished products or bulk products acquired by a Party from Third Parties, payments made to such [ * ] by the purchaser in respect of such acquisition of such finished products or bulk products.

     1.10 "COST OF MANUFACTURE" means, with respect to any bulk product or finished product, but subject to the last sentence of this Section 1.10, the actual fully allocated cost of manufacturing such product (in accordance with Good Manufacturing Practices) determined in accordance with U.S. generally accepted accounting principles applied consistently throughout the organization of the Party determining such costs, which includes the [ * ], in accordance with

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the normal accounting practices for all other products manufactured in the applicable facility. "Cost of Manufacture" shall exclude [ * ].

     1.11 "DEVELOPMENT" means those activities undertaken with respect to a Licensed Product or an Independent Product, (i) after (A) appropriate designation of such Licensed Product for commencement of GLP toxicology studies or (B) Onyx has obtained the right to develop such Independent Product pursuant to Section 4.4 and has given notice of its intent to do so, and (ii) that are specifically directed toward obtaining Regulatory Approval of such Licensed Product or Independent Product, such as required pre-clinical testing and toxicology studies, human clinical trials, formulation, bulk production, fill/finish, manufacturing process development, manufacturing scale-up costs and validation, qualification and certification costs and preparation of regulatory filings.


     1.12 "DEVELOPMENT COSTS" means all costs and expenses actually incurred in conducting the Development of a Licensed Product or an Independent Product, calculated in accordance with U.S. generally accepted accounting principles. Development Costs may include the following, if incurred with respect to the Development of a particular Licensed Product or Independent Product:

                  (i) the [ * ] of the Licensed Product or Independent Product used in conducting such Development;

                  (ii) [ * ]);

                  (iii) [ * ] for [ * ] with respect to such Licensed Product or Independent Product [ * ], all to the extent supported by invoices and actual payments; and

                  (iv) [ * ] for [ * ] in conducting such Development [ * ] (I.E., [ * ] times [ * ]), BUT ONLY to the extent such costs are not otherwise included in the costs described in this definition (such as [ * ]).

     General [ * ] under this Agreement shall be excluded from Development
Costs.

     1.13 "DEVELOPMENT PLAN AND BUDGET" shall have the meaning assigned in
Section 4.2.

     1.14 "DEVELOPMENT TEAM" means, with respect to a particular Licensed Product, the committee established by Warner as provided in Section 2.3.

     1.15 "DISCLOSING PARTY" shall have the meaning assigned in Section 9.1(a).

     1.16 "DRUG APPROVAL APPLICATION" means an application for Regulatory Approval required before commercial sale of a Licensed Product as a pharmaceutical product in a regulatory jurisdiction.

     1.17 "EFFECTIVE DATE" shall mean the effective date of this Agreement as set forth in the first paragraph hereof.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     1.18 "END OF PHASE II CLINICAL TRIALS" means with respect to a given Licensed Product or Independent Product, the time when the Party sponsoring the Phase II Clinical Trials ("Sponsoring Party") has given written notice to the other Party that: (i) the Sponsoring Party has completed that number of Phase II Trials which the Sponsoring Party believes, in good faith, are sufficient to permit commencement of a Phase III Clinical Trial; (ii) the Sponsoring Party has prepared a Phase III Clinical Trial protocol; and (iii) the Sponsoring Party has held an "end of Phase II" meeting with FDA and has reviewed the Phase III Clinical Trial protocol with the FDA and has a good faith belief that the FDA will permit commencement of the Phase III Clinical Trials (or has been advised by the FDA that no such meeting or review is required).

     1.19 "END OF PHASE II CLINICAL TRIALS NOTICE" shall have the meaning assigned in Section 4.6(b).

     1.20 "ENFORCING PARTY" shall have the meaning assigned in Section 10.5(a).

     1.21 "FDA" means the United States Food and Drug Administration or any successor thereto.

     1.22 "FIRST COMMERCIAL SALE" shall mean the first sale of a Licensed Product to a Third Party in a country after Regulatory Approval has been obtained for such Licensed Product in such country.

     1.23 "FTE" shall mean a full-time employee or equivalent, working no less than [ * ] man hours per year.

     1.24 "GENE PRODUCT" means the adenovirus product selected by Warner under
Section 3.5(c).

     1.25 "IND" means an Investigational New Drug Application as defined in the United States Food, Drug and Cosmetic Act and applicable regulations promulgated thereunder by the FDA or the equivalent application to the equivalent agency in any other regulatory jurisdiction, the filing of which is necessary to commence clinical testing of pharmaceutical products in humans.

     1.26 "INDEPENDENT PRODUCT" shall have the meaning assigned in Section
4.4(d).

     1.27 "INVENTION" shall have the meaning assigned in Section 10.1.

     1.28 "INVENTOR" shall have the meaning assigned in Section 10.1.

     1.29 "JOINT MARKETING COMMITTEE" means the committee established pursuant to Section 2.4.

     1.30 "JOINT INVENTION" means any Invention that is jointly invented by at least one employee, contractor or consultant of each Party.

     1.31 "JOINT PATENT" means a Patent that claims a Joint Invention.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

     1.32 "KNOW-HOW" means Onyx Know-How and/or Warner Know-How.

     1.33 "LICENSED PRODUCT" means Local/Regional ONYX-015, Systemic ONYX-015, the Pro-Drug Product (upon selection of the Selected Drug System pursuant to Section 3.5(b)) or the Gene Product (upon selection of the Selected Gene pursuant to Section 3.5(c)), BUT EXCLUDING those of the foregoing that become Independent Products unless and until such time as Warner exercises its buy-back rights under Section 4.6 or that become Terminated Products.

     1.34 "LOCAL/REGIONAL ONYX-015" means the unmodified ONYX-015 currently in clinical trials sponsored by Onyx, and including any formulation thereof, such as, but without limitation, lyophilized formulations, mouthwash formulations, and formulations that stabilize ONYX-015 for storage at refrigerated or room temperature, BUT EXCLUDING modified formulations that comprise Systemic ONYX-015.

     1.35 "MAJOR MARKETS" means the countries of France, Germany, Italy, Japan, the United Kingdom and the United States.

     1.36 "MANUFACTURING PARTY" means, at any particular point in time, the Party then responsible hereunder for the manufacture and supply of particular Licensed Products for use in Development and/or for commercial sale.

     1.37 "MARKETING PLAN AND BUDGET" shall have the meaning assigned in Section 5.3(a).

     1.38 "NET SALES" means the gross amount invoiced to Third Parties (other than a sublicensee hereunder) by a Party, its Affiliates and (in the Other Territory) its permitted non-Affiliate sublicensees for the sale of Licensed Products to such Third Parties, after deduction for the following items to the extent actually incurred or allowed with respect to such sales of Licensed Products or Independent Products: (i) [ * ].

     1.39 "ONYX KNOW-HOW" means all know-how that (A) is Controlled by Onyx and
(B) is related to or is reasonably useful to the Collaboration, but excluding the Onyx Patents. For clarity, the following are also excluded from "Onyx Know-How": compounds and information relating to compounds (other than ONYX-015) that have been identified by Onyx as candidates for cGLP/cGMP studies on or before the Effective Date, or are hereafter so identified independent of the Collaboration and without material application of any information provided by Warner or developed by either Party pursuant to the Collaboration.

     1.40 "ONYX-015" means any and all formulations of the genetically engineered adenovirus DL1520 described in US Patent Numbers 5,677,178 and 5,846,945 that selectively replicates in and kills cancer cells based on abnormal p53 pathway function and is currently in clinical trials sponsored by Onyx.

     1.41 "ONYX PATENT" means a Patent that (A) is Controlled by Onyx, and (B) claims any Invention, or the composition of matter, manufacture, and/or use of ONYX-015 or a Licensed Product (or any part or aspect of a Licensed Product), or any technology necessary to research, develop or commercialize Licensed Products, and including Onyx' interest in any Joint Patents.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

At the request of Warner, Onyx shall from time to time provide Warner a list of the Onyx Patents. The existing Onyx Patents as of the Effective Date (to Onyx' knowledge) are listed on Exhibit B attached hereto.

     1.42 "OTHER TERRITORY" means all countries and territories of the world excluding the Shared Territory.

     1.43 "PATENT" means (A) an issued patent, including re-examinations, reissues, renewals, extensions, supplementary protection certificates and term restorations thereof, and/or (B) an application for a patent, including continuations, continuations-in-part, divisional and substitute applications, and/or inventors' certificates relating thereto.

     1.44 "PATENT EXPENSES" means the actual fees and expenses of outside counsel and payments to Third Parties incurred after the Effective Date in connection with the preparation, filing, prosecution and maintenance of Onyx Patents and/or Warner Patents claiming the composition of matter, manufacture or use of a Licensed Product, including the costs of patent interference and opposition proceedings relating thereto.

     1.45 "PHASE I CLINICAL TRIALS" means those trials on sufficient numbers of normal volunteers and patients that are designed to establish that a pharmaceutical product is safe for its intended use, and to support its continued testing in Phase II Clinical Trials.

     1.46 "PHASE II CLINICAL TRIALS" means those trials on sufficient numbers of patients that are designed to establish the safety and biological activity of a pharmaceutical product for its intended use, and to define warnings, precautions and adverse reactions that are associated with the pharmaceutical product in the dosage range to be prescribed.

     1.47 "PHASE II RESULTS" shall have the meaning assigned in Section 4.6.

     1.48 "PHASE II/III CLINICAL TRIALS" means a clinical trial (or set of clinical trials) that began as a Phase II Clinical Trial, after such date as the FDA (or equivalent regulatory authority) has indicated that the applicable Party may reasonably continue such trials with the intention to establish that a pharmaceutical product is safe and efficacious for its intended use, and to define warnings, precautions and adverse reactions that are associated with the pharmaceutical product in the dosage range to be prescribed, and to support Regulatory Approval of such pharmaceutical product or label expansion of such pharmaceutical product.

     1.49 "PHASE III CLINICAL TRIALS" means those trials on sufficient numbers of patients that are designed to establish that a pharmaceutical product is safe and efficacious for its intended use, and to define warnings, precautions and adverse reactions that are associated with the pharmaceutical product in the dosage range to be prescribed, and to support Regulatory Approval of such pharmaceutical product or label expansion of such pharmaceutical product.

     1.50 "PHASE IIIB CLINICAL TRIALS" means product support clinical trials of a Licensed Product (i.e., a clinical trial which is not required for receipt of Regulatory Approval but which may be useful in providing additional drug profile data) commenced before receipt of Regulatory Approval.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

     1.51 "PHASE IV CLINICAL TRIALS" means product support clinical trials of a Licensed Product commenced for the purpose of marketing the applicable product and not for the purpose of obtaining Regulatory Approval, which are commenced after receipt of Regulatory Approval of such Licensed Product.

     1.52 "PRE-MARKETING" means the following activities undertaken prior to and in preparation for the launch of a particular Licensed Product: advertising, education, product-related public relations, health care economic studies, governmental affairs activities for reimbursement and formulary acceptance, sales force training, Phase IIIB Clinical Trials, selection, filing, prosecution and enforcement of trademarks, and similar activities to the extent included in the Marketing Plan and Budget.

     1.53 "PRE-MARKETING EXPENSES" means the actual costs (but excluding, for clarity, all Development Costs) incurred specifically for the Pre-Marketing of a Licensed Product in the Shared Territory. Pre-Marketing Expenses shall exclude administrative expenses.

     1.54 "PRO-DRUG PRODUCT" means the adenovirus product selected by Warner under Section 3.5(b).

     1.55 "PRODUCT PROFIT" means, with respect to a particular Licensed Product sold (or otherwise commercialized) in the Shared Territory, the Net Sales for such Licensed Product sold (or otherwise commercialized) in the Shared Territory, less the Allowable Expenses incurred with respect to such sales of Licensed Product.

     1.56 "QUARTERLY FINANCIAL STATEMENT" shall have the meaning assigned in
Section 7.6(b).

     1.57 "REGULATORY APPROVAL" means all approvals (including pricing and reimbursement approvals), product and/or establishment licenses, registrations or authorizations of all regional, federal, state or local regulatory agencies, departments, bureaus and other governmental entities, necessary for the manufacture, use, storage, import, export, transport and sale of a pharmaceutical product in a jurisdiction.

     1.58 "RESEARCH MANAGEMENT COMMITTEE" or "RMC" shall mean the committee established pursuant to Section 2.2 below.

     1.59 "RESEARCH PLAN" means the plan of research with respect to Licensed Products, and the related budget, established by the Research Management Committee.

     1.60 "RESEARCH PROGRAM" means that program of collaborative research conducted by the Parties pursuant to the Research Plan.

     1.61 "RESEARCH TERM" shall have the meaning assigned in Section 3.3.

     1.62 "ROYALTY TERM" shall have the meaning assigned in Section 7.5(a).

     1.63 "SALES EFFORT" shall have the meaning assigned in Section 5.3(b).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

     1.64 "SELECTED DRUG" shall have the meaning assigned in Section 3.5(b).

     1.65 "SELECTED DRUG SYSTEM" shall have the meaning assigned in Section 3.5(b).

     1.66 "SELECTED GENE" shall have the meaning assigned in Section 3.5(c).

     1.67 "SHARED TERRITORY" means the United States and Canada (but excluding their territories or possessions), except, with respect to a particular Licensed Product, as otherwise provided in Sections 4.10, 5.2, 5.3(c) or 5.4.

     1.68 "STEERING COMMITTEE" shall mean the committee established pursuant to
Section 2.1(a) below to oversee and manage the Collaboration.

     1.69 "SYSTEMIC ONYX-015" means ONYX-015 modified by [ * ] or [ * ] technologies, or genetic or other modifications limited to changes in [ * ], that have the objective of enhancing the [ * ] of, [ * ] of, or [ * ] by, ONYX-015 in an infection process for the purpose of systemic administration.

     1.70 "TERMINATED PRODUCT" shall mean Systemic ONYX-015, the Pro-Drug Product and/or the Gene Product for which Warner has granted to Onyx the license rights set forth in Section 6.7, as more specifically set forth in Sections 3.5(e), 3.5(f) and 4.7.

     1.71 "THIRD PARTY" means any entity other than Onyx or Warner or their Affiliates.

     1.72 "THIRD PARTY ROYALTY" means any royalty paid by a Party or an Affiliate to a Third Party in respect of the manufacture, use or sale of a Licensed Product.

     1.73 "TOTAL SALES EFFORT" shall have the meaning assigned in Section
5.3(b).

     1.74 "VALID CLAIM" shall mean any claim in an issued, unexpired patent that has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction following exhaustion (or expiration) of all possible appeal processes, and that has not been admitted to be invalid or unenforceable through reissue, reexamination or disclaimer or has not been made unenforceable due to a failure to pay maintenance fees.

     1.75 "WARNER KNOW-HOW" means all know-how that (a) Warner Controls and (b) is related to or is reasonably useful for the Collaboration, but excluding the Warner Patents or any know-how or information relating to other Warner products (even if also relating to Licensed Products) or Warner's business practices (including research, development and commercialization) relevant to other pharmaceutical products. For clarity, the following are also excluded from "Warner Know-How": (i) Warner's high-volume screening technology, and (ii) compounds and Information relating to compounds that have been identified by Warner as candidates for cGLP/cGMP studies on or before the Effective Date, or are hereafter so identified independent of the Collaboration and without material application of any Information provided by Onyx or developed by either Party pursuant to the Collaboration.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     1.76 "WARNER PATENT" means a Patent that (a) is Controlled by Warner, and
(b) claims the composition of matter, manufacture, and/or use of a Licensed Product, Independent Product or Terminated Product (or any part or aspect of a Licensed Product, Independent Product or Terminated Product), or any aspect of Onyx' activities under the Research Program, and including Warner's interest in any Joint Patents. At the request of Onyx, Warner shall from time to time provide Onyx a list of the Warner Patents.

                                   ARTICLE 2

                         MANAGEMENT OF THE COLLABORATION

     2.1 STEERING COMMITTEE.

         (a) FORMATION AND FUNCTION. Promptly after the Effective Date, Warner and Onyx will each appoint 3 representatives to a management committee (the "STEERING COMMITTEE") that shall have overall management responsibility for the Collaboration, subject to the terms of this Agreement. Warner will select an individual to serve as chairman of the Steering Committee for the initial 12 months. Thereafter, chairmanship will rotate between an Onyx member and a Warner member every 12 months. The Steering Committee will be charged with overseeing and managing the entire Collaboration, including oversight of the activities and decisions of the Research Management Committee. In addition, the role of the Steering Committee will be to: (1) coordinate the Parties' activities hereunder;
(2) resolve problems or settle disagreements that are unresolved by the Research Management Committee, the Development Team and the Joint Marketing Committee unless otherwise indicated in this Agreement; (3) approve allocations of tasks and resources required to carry out the goals of the Collaboration; (4) review and approve the Research Plan, the Development Plan and Budget for each Licensed Product, and the Marketing Plan and Budget for each Licensed Product that has achieved Regulatory Approval in the Shared Territory; (5) designate Licensed Products for Development as provided in Section 3.6; (6) encourage and facilitate ongoing cooperation between the parties; (7) coordinate and monitor the payments and repayments to be made by and between the parties; and (8) perform such other functions as appropriate to further the purposes of this Agreement as determined by the parties. All decisions of the Steering Committee shall be by unanimous consent of its members. Any disputes or disagreements within the Steering Committee shall be resolved pursuant to Section 2.6.

         (b) MEETINGS. The Steering Committee will meet every 6 months and at such other times as a Party may request, alternating between Ann Arbor, Michigan and Richmond, California and will otherwise communicate regularly by telephone, facsimile and video conference. Each Party recognizes the importance of the Steering Committee in the success of the Collaboration and will use diligent efforts to cause all of its representatives to such committee to attend all meetings of such committee. A Party may change any of its appointments to the Steering Committee at any time upon giving written notice to the other Party.

     2.2 RESEARCH MANAGEMENT COMMITTEE. Promptly after the Effective Date, Warner and Onyx will each appoint 3 representatives to a research management committee (the "RESEARCH MANAGEMENT COMMITTEE" or "RMC"). Onyx shall appoint an individual who will

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

serve as chairman of the Research Management Committee for the initial 12 months. Thereafter, chairmanship will rotate between a Warner member and an Onyx member every 12 months. The Research Management Committee will review, direct and supervise all operational and scientific aspects of the Research Program. The duties of the Research Management Committee shall include: (a) preparing the Research Plan and amendments thereto, as appropriate based on the results of the Research Program; (b) supervising and overseeing the conduct of the work under the Research Program; (c) reviewing all results of the Research Program; and (d) proposing Licensed Products to the Steering Committee for designation for Development under the terms of Section 3.6. The Research Management Committee will meet quarterly, or more frequently if mutually agreed, and will alternate sites of meetings between Richmond, California and Ann Arbor, Michigan and will otherwise communicate regularly by telephone, facsimile and video conference. Each Party recognizes the importance of the Research Management Committee in the success of the Collaboration and will use diligent efforts to cause all of its representatives to such committee to attend all meetings of such committee. A Party may change any of its appointments to the Research Management Committee at any time upon giving written notice to the other Party. All decisions of the RMC shall be by unanimous consent of its members. Any disputes or disagreements within the Research Management Committee shall be resolved pursuant to Section 2.6.

     2.3 DEVELOPMENT TEAMS. Within 30 days of the Effective Date, Warner shall form a Development Team to conduct the further Development of Local/Regional ONYX-015, which will include individuals with expertise and responsibilities in the areas of pre-clinical development, clinical development or regulatory affairs as applicable to the Development of such product. In addition, within 30 days of the date any other Licensed Product is designated for Development, Warner shall form a Development Team for such Licensed Product, which will include individuals with expertise and responsibilities in the areas of pre-clinical development, clinical development or regulatory affairs as applicable to the Development of such Licensed Product. Onyx may appoint two representatives to each Development Team provided that such individuals shall not be entitled to vote. The Development Team shall submit, for review and approval by the Steering Committee, the Development Plans and Budgets. Warner shall have control over all issues relating to Development of Licensed Products. The applicable Development Team shall oversee all aspects of Development of a particular Licensed Product through Regulatory Approval of each such Licensed Product.

     2.4 JOINT MARKETING COMMITTEE. At such time as registration and marketing of one or more Licensed Products in the Shared Territory is anticipated, the Parties shall each appoint 3 representatives to a marketing committee (the "JOINT MARKETING COMMITTEE"). Such representatives will include individuals with expertise in sales, marketing, clinical trials, manufacturing or regulatory affairs. The Joint Marketing Committee shall develop the Marketing Plan and Budget for each Licensed Product in the Shared Territory, shall submit such plans and budgets to the Steering Committee for review and approval, and shall oversee operational aspects of marketing and sales in the Shared Territory following launch of each such Licensed Product. The members of the Joint Marketing Committee shall seek to achieve consensus as to all matters and decisions before the committee and/or requiring its decisions. However, in the absence of reaching such consensus as to a particular matter or decision, Warner shall have final control over making such decisions by the Joint Marketing Committee, subject,

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

however, to the provisions of Article 5 of this Agreement. The Joint Marketing Committee will meet on a quarterly basis, alternating between Morris Plains, New Jersey and Richmond, California and will otherwise communicate regularly by telephone, facsimile and video conference. Each Party recognizes the importance of the Joint Marketing Committee in the success of the Collaboration and will use diligent efforts to cause all of its representatives to such committee to attend all meetings of such committee. A Party may change any of its appointments to the Joint Marketing Committee at any time upon giving written notice to the other Party.

     2.5 MEETINGS. All committees created hereunder may meet by telephone or videoconference or in person at such times as are agreeable to the members of each such committee. Attendance at meetings shall be at the respective expense of the participating Parties. Each committee created hereunder shall assure that agendas and minutes are prepared for each of its meetings. If personal attendance is not possible for valid reasons, voting by proxy is permissible.

     2.6 DISPUTE RESOLUTION. Any disputes or disagreements arising in the Research Management Committee that such committee is unable to resolve within 30 days will be referred to the Steering Committee for resolution or decision. Subject to the specific allocation of decision making authority set forth in this Agreement, any other disputes or disagreements between the Parties arising under the Agreement will be referred to the Steering Committee as the initial forum for resolution. If at any regularly scheduled or special meetings, the Steering Committee is unable to resolve a dispute regarding any issue presented to it, or arising within the Steering Committee, such dispute will be referred to the Chief Executive Officer of Onyx and a senior office of Warner's pharmaceutical business for good faith resolution, for a period of 30 days, pursuant to Section 14.1(b). If such dispute is not resolved by the end of such 30-day period, then (i) as to any dispute in respect of designation for Development, Development or Commercialization of Licensed Products, Warner shall have the right to make a final determination thereof (subject to the terms and conditions of this Agreement), and (ii) as to any other dispute, either Party shall be free to pursue any legal or equitable remedy available to it, in accordance with Section 14.1(d).

     2.7 LIMITATIONS OF POWERS OF THE STEERING COMMITTEE. The Steering Committee shall have only such powers as are specifically delegated to it hereunder, and shall not have the power to amend this Agreement. The Steering Committee is not a substitute for the rights of the Parties and is intended only for coordination of the research, Development and Commercialization of Licensed Products during the term of this Agreement and as the forum for resolution of disputes as provided in Section 2.6. Except as set forth in Section 2.1, the Steering Committee shall not be involved with the day-to-day management under this Collaboration.

                                   ARTICLE 3

                                RESEARCH PROGRAM

     3.1 UNDERTAKING AND SCOPE. The initial Research Plan covering the 16-month period from September 1, 1999 through December 31, 2000 has been separately agreed to by the Parties. The Research Plan shall be updated annually beginning in the year 2000 and presented

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

to the Steering Committee for approval prior to August 31 of each year preceding the year covered by such budget. Each Party agrees to perform the activities detailed in the Research Plan in a professional and timely manner. The Research Plan shall have the following objectives: (i) to investigate the possibilities for Systemic ONYX-015, and (ii) to investigate two potential therapeutic products - the Pro-Drug Product and the Gene Product - as additional Licensed Products based on incorporation of genes into ONYX-015 or another adenovirus that selectively replicates in and kills cancer cells based on abnormal p53 pathway function.

     3.2 PERSONNEL AND RESOURCES. Each Party agrees to commit the personnel, facilities, expertise and other resources needed to perform this Agreement in accordance with its terms; provided, however, that neither Party warrants that the Collaboration shall achieve any of the research objectives contemplated by them. During the Research Term, Warner and Onyx will in the aggregate maintain at Warner's cost a minimum of [ * ] FTEs devoted to cooperative work under the Research Plan who shall be persons holding at least a bachelor's degree in a scientific discipline (except for technicians working in a Party's animal facility, who need not hold such a degree). During the Research Term, the number of Onyx FTEs engaged in the Research and supported under this Agreement shall not be less than [ * ], and any changes in the number of Onyx FTEs supported under this Agreement shall not be made on less than 90 days notice to Onyx, except with the consent of Onyx. The scientific priorities and direction of such staff of both Parties, and the size of such staff within the limits set forth in this Section 3.2, shall be determined from time to time by the Research Management Committee.

     3.3 TERM OF THE RESEARCH COLLABORATION. Work under the Research Plan will commence as of the Effective Date and, unless terminated earlier by either Party pursuant to the terms of this Agreement or extended by mutual agreement of the Parties, will expire on the fourth anniversary thereof (as terminated, expired or extended, the "RESEARCH TERM").

     3.4 COLLABORATION EXPENSES; RIGHT TO ENGAGE THIRD PARTIES.

         (a) COLLABORATION EXPENSES. Except as otherwise set forth herein, each Party shall bear the costs and expenses of work done pursuant to the Collaboration at its laboratories and its affiliated laboratories.

         (b) RIGHT TO ENGAGE THIRD PARTIES. Subject to approval by the RMC, either Party may elect to use Third Parties to perform portions of its obligations under the Research Plan. Each Party agrees to provide, in any material agreement with Third Parties involving the Research Program, for allocations of intellectual property rights and for obligations of confidentiality of information, record-keeping, access and rights to data that are consistent with the terms of this Agreement. Each Party remains responsible for the performance of its obligations hereunder which it delegates to Third Parties.

     3.5 RESEARCH ON ADDITIONAL LICENSED PRODUCTS.

         (a) SYSTEMIC ONYX-015. Pursuant to the applicable provisions of the Research Plan, the Parties shall research and investigate different [ * ] formulations (such as [ * ]) of ONYX-015 intended to enhance the [ * ] of, [ * ] of, or [ * ] by, ONYX-015 in an infection process for the purpose of systemic administration thereof, in order to develop candidates for

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designation for Development by the Steering Committee (if appropriate) as
Systemic ONYX-015. If the RMC determines that any such modifications show sufficient activity and other characteristics, the RMC shall recommend same to the Steering Committee, promptly after such determination, as a candidate for Systemic ONYX-015 and shall provide all relevant research results and data as requested by the Steering Committee to assist its review of such candidate.

         (b) PRO-DRUG PRODUCT. The Parties shall collaborate, under the Research Program, to identify a Pro-Drug Product based on incorporation of a gene for a prodrug activating enzyme into ONYX-015, or another adenovirus agreed to by the Parties that selectively replicates in and kills cancer cells based on abnormal p53 pathway function, for the purpose of activating a prodrug into a specific active drug form. The Research Plan shall identify the work to be done by the Parties in order to select such gene and drug. During this selection phase, the Parties shall collaborate to select, and Warner shall select on or before [ * ], the specific anti-cancer drug (the "SELECTED DRUG") and the specific gene for a prodrug activating enzyme (which can convert a prodrug form of such Selected Drug into the active Selected Drug) to be incorporated into the appropriate adenovirus genome (whether ONYX-015 or such other adenovirus) (the "SELECTED DRUG SYSTEM") for research as a potential Pro-Drug Product. In conducting such research on the Selected Drug System, it is expected that Onyx shall be primarily responsible for constructing viruses, developing new host cell lines related to the production of such potential Pro-Drug Product, producing viruses at laboratory scale, and in collaboration with Warner testing them in both IN VITRO and IN VIVO assay systems.

         (c) GENE PRODUCT. The Parties shall collaborate, under the Research Program, to identify a Gene Product based on incorporation of a specific gene, selected by Warner and encoding a specific member of one of three classes of proteins, into ONYX-015, or another adenovirus agreed to by the Parties that selectively replicates in and kills cancer cells based on abnormal p53 pathway function, for the purpose of expressing in cancer cells a particular protein with useful anti-cancer activity. The three classes of proteins are (1) [ * ],
(2) [ * ], and (3) [ * ]. The Research Plan shall identify the work to be done by the Parties in order to select such gene. During this selection phase, the Parties shall collaborate to investigate genes within such three classes, and Warner shall select on or before [ * ], one of such three classes to focus further research work under the Research Program relating to identifying candidates for the Gene Product. After Warner has selected the one class for such further work, the Parties shall collaborate to investigate genes within such one class to select, and Warner will attempt to select on or before [ * ], the specific gene (the "SELECTED GENE") to be incorporated into the appropriate adenovirus genome (whether ONYX-015 or such other adenovirus) for research as a potential Gene Product. The Selected Gene may be in any of the three classes, but Onyx shall not be obligated to accept the gene selected by Warner if Onyx then has an agreement with a Third Party permitted by Section 3.7(c) that would restrict Onyx from the development or commercialization of such a Licensed Product. In conducting such research on potential candidates for the Gene Product, it is expected that Onyx shall be primarily responsible for constructing viruses, developing new host cell lines related to the production of such potential Gene Product, producing viruses at laboratory scale, and in collaboration with Warner testing them in both IN VITRO and IN VIVO assay systems.

         (d) PROCESS TECHNOLOGY RESEARCH. Onyx shall conduct initial investigations relating to the research and development of process technology and reagents required for

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Licensed Products, as set forth in the Research Plan. Upon designation of a
Licensed Product for Development under Section 3.6, further development of process technology shall be conducted under the Development Plan and Budget for such Licensed Product.

         (e) TERMINATION OF CERTAIN RESEARCH. Warner may at any time, by giving [ * ] days advance written notice to Onyx, terminate the Research Program with respect to either one or more of the Systemic ONYX-015, the Pro-Drug Product, or the Gene Product, provided that the applicable Licensed Product has not been designated for Development as provided in Section 3.6. In such event, (1) such Systemic ONYX-015, Pro-Drug Product, or Gene Product, as the case may be, shall be deleted from the definition of "Licensed Product" and shall be deemed to be a "TERMINATED PRODUCT"; (2) Warner shall be deemed automatically to have granted to Onyx a license pursuant to Section 6.7 with respect to such Terminated Product; (3) Onyx shall have the right to develop and commercialize such Terminated Product at Onyx's sole expense and shall provide Warner with written notice of its intent to do so; and (4) Warner shall deliver to Onyx copies of all information, documents, reports, samples of biological and chemical materials and other technology in its Control relating to the research of the applicable Terminated Product and shall promptly assign to Onyx all contracts requested by Onyx relating solely to such Termination Product (to the extent Warner is able to do so). Onyx may proceed with such development and commercialization on its own or with Third Parties.

         (f) NO DESIGNATION FOR DEVELOPMENT OF A LICENSED PRODUCT. If, for a particular Licensed Product, the Steering Committee (or Warner, pursuant to
Section 2.6) has not designated any of Systemic ONYX-015, the Pro-Drug or the Gene Product as a candidate for Development within [ * ] after the end of the Research Term, then (1) such Systemic ONYX-015, Pro-Drug Product, or Gene Product, as the case may be, shall be deleted from the definition of "Licensed Product" and shall be deemed to be a "TERMINATED PRODUCT"; (2) Warner shall be deemed automatically to have granted to Onyx a license pursuant to Section 6.7 with respect to such Terminated Product; (3) Onyx shall have the right to develop and commercialize such Terminated Product at Onyx's sole expense and shall provide Warner with written notice of its intent to do so; and (4) Warner shall deliver to Onyx copies of all information, documents, reports, samples of biological and chemical materials and other technology in its Control relating to the research of the applicable Terminated Product and shall promptly assign to Onyx all contracts requested by Onyx relating solely to such Termination Product (to the extent Warner is able to do so). Onyx may proceed with such development and commercialization on its own or with Third Parties.

     3.6 DESIGNATION OF LICENSED PRODUCTS FOR DEVELOPMENT. Upon identification of a candidate Licensed Product for designation for Development, the Research Management Committee will recommend such candidate to the Steering Committee, which shall determine whether to designate any such candidate as a Licensed Product for Development. Upon such designation, the Parties shall commence Development of such Licensed Product under the terms of Article 4, pursuant to the applicable Development Plan.

     3.7 EXCLUSIVITY REGARDING LICENSED PRODUCTS .

         (a) GENERAL. Each Party covenants to the other Party that, until the earlier of (i) the [ * ] anniversary of the Effective Date or (ii) [ * ] after the termination of the Research

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Term if no Licensed Product is then in Development or being Commercialized, such
Party shall not, except under this Agreement, commence any clinical development or commercialization activity, and Onyx shall not license any Third Party under the Onyx Know-How or Onyx Patents to conduct any activity, with respect to any adenovirus that selectively replicates in and kills cancer cells based on abnormal p53 pathway function, BUT EXCLUDING from the foregoing covenant activities that are permitted in Section 3.8.

         (b) PRO-DRUG PRODUCT. Prior to [ * ], Onyx shall not grant any license to any Third Party regarding the development or commercialization of a product which incorporates a gene for a prodrug activating enzyme into ONYX-015 or any other adenovirus that selectively replicates in cancer cells based on abnormal p53 pathway function in such cells. Between [ * ], and [ * ], Onyx shall not grant any license to any Third Party regarding the development or commercialization of a product which incorporates any of the following genes encoding prodrug activating enzymes into ONYX-015 or any other adenovirus that selectively replicates in cancer cells based on abnormal p53 pathway function in such cells: [ * ]. From the time of selection of the Selected Drug System pursuant to Section 3.5(b), Onyx shall not grant any license to any Third Party for, and shall not proceed on its own or with a Third Party in, the development or commercialization of either: (i) the Selected Drug System, or (ii) any adenovirus that selectively replicates in cancer cells based on the abnormal p53 pathway function in such cells that is also engineered to express any gene for a prodrug activating enzyme which activates any prodrug into the Selected Drug, unless and until Warner terminates or loses its rights to the Pro-Drug Product, as discussed in Sections 3.5(e), 3.5(f), 4.4(d), 4.6(d) or 4.7. However, nothing in this Section 3.7(b) shall prevent Onyx from proceeding on its own or with Third Parties to develop and commercialize products based on the incorporation of any gene into any virus (including without limitation any adenovirus), including prodrug converting enzyme genes, except as expressly provided in this
Section 3.7(b).

         (c) GENE PRODUCT. Prior to [ * ], Onyx shall not grant any license to any Third Party for the development or commercialization of an adenovirus that selectively replicates in cancer cells based on abnormal p53 pathway function in such cells and that is further engineered to express any gene coding for a protein within the three protein classes set forth in Section 3.5(c). After [ * ] and prior to [ * ], Onyx shall (i) not grant any license to any Third Party for the development or commercialization of ONYX-015 or any other adenovirus that selectively replicates in cancer cells based on abnormal p53 pathway function in such cells and that is further engineered to express a gene coding for any protein within the single protein class selected pursuant to Section 3.5(c) to be the focus of the Research Program around identifying a Gene Product and (ii) shall notify Warner in the event it grants such a license to a Third Party with regard to any gene coding for a protein within either of the two protein classes not selected pursuant to Section 3.5(c). From the time of selection under Section 3.5(c) of the Selected Gene, Onyx shall not grant any license to any Third Party for the development or commercialization of an adenovirus that selectively replicates in cancer cells based on the abnormal p53 pathway function in such cells that is also engineered to express such Selected Gene, unless and until Warner terminates or loses its rights to the Gene Product, as discussed in Sections 3.5(e), 3.5(f), 4.4(d), 4.6(d) or 4.7. However, except as expressly set forth in the foregoing, nothing in this Section 3.7(c) shall prevent Onyx from proceeding on its own or with Third Parties to develop

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and commercialize products based on the incorporation of genes, other than such
Selected Gene, into any virus (including without limitation any adenovirus).

     3.8 ONYX INDEPENDENT ACTIVITIES. The Parties recognize that the genome of adenoviruses, including ONYX-015, may be modified to enhance or modify the therapeutic effect of viruses, for example by inserting one or more transgenes, and/or by conferring selective replication and oncolytic activity based on abnormal pathway functions other than, or in addition to, p53 that are present in human cancers. Notwithstanding the Collaboration established by this Agreement, and the covenant in Section 3.7(a) above, Onyx shall have the right, either on its own or in collaboration with Third Parties, subject to the provisions of Sections 3.7(b) and (c), to make modifications to the ONYX-015 genome or other adenoviruses either: (i) to incorporate one or more genes that enhance or modify the therapeutic effect of such viruses; or (ii) to confer selective replication and oncolytic activity based on abnormal pathway functions other than p53 that are present in human cancers, and Onyx may develop and commercialize such modified viruses as pharmaceutical products, alone or in conjunction with Third Parties, without obligation to Warner or restrictions arising under this Agreement (but subject to the restrictions in Sections 3.7(b) and (c)). Notwithstanding the confidentiality provisions of Article 9, it is understood that Onyx shall not be prevented from using information about candidates for Licensed Products rejected by Warner that Onyx receives from Warner, including without limitation Warner's reasons for such rejection, BUT EXCLUDING information claimed in Warner Patents or specific Warner Know-How relating to Licensed Product such as formulation or manufacturing know-how.

                                   ARTICLE 4

                                   DEVELOPMENT

     4.1 DEVELOPMENT TEAMS. The Development of each Licensed Product shall be managed by the Development Team for such Product. Subject to the provisions of
Article 2 of this Agreement, all decisions relating to the Development of each Licensed Product shall be made by the Development Team for such product, with Warner to resolve any disputes related to such decisions.

     4.2 DEVELOPMENT PLANS AND BUDGETS. For each Licensed Product in Development, the Development Team shall, on an annual basis, prepare a development plan and budget (the "DEVELOPMENT PLAN AND BUDGET"). Each Development Plan and Budget shall describe the overall program of Development for the Licensed Product in question, and a budget for related Development activities in the forthcoming calendar year. For Local/Regional ONYX-015, an initial Development Plan and Budget covering the period from September 1, 1999 through December 31, 1999 has been separately agreed to by the Parties.

     4.3 ALLOCATION OF DEVELOPMENT ACTIVITIES. The Development Team shall determine the allocation of responsibility for Development activities between Warner and Onyx personnel, PROVIDED, HOWEVER, that, as determined in good faith by the Development Team, Onyx clinical staff shall be permitted to assist in the management of the clinical trials of all Licensed Products in the Shared Territory. Onyx shall assist in the Development of Licensed Products in any manner reasonably requested by the Development Team.

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     4.4 DILIGENCE FOR LICENSED PRODUCTS.

         (a) GENERAL. Each Party shall carry out the Development of each Licensed Product in accordance with the Development Plan and Budget then in effect.

         (b) LOCAL/REGIONAL ONYX-015. The Parties agree that, except by mutual written consent, the Development of Local/Regional ONYX-015 shall include the prompt commencement of a Phase III Clinical Trial for head and neck cancer under the protocol reviewed by Onyx with the FDA at its meeting in August, 1999, consistent with the protocol summary which was delivered to Warner by Onyx by letter dated September 1, 1999, and the completion of such trial as soon as reasonably practicable. The Parties further agree that if warranted by [ * ], and subject to approval by the Steering Committee, [ * ] may be [ * ]. Additional Development efforts related to Local/Regional ONYX-015 shall be determined in accordance with the customary procedures of the Development Team. Following completion of the first Phase III Clinical Trial for Local/Regional ONYX-015, Warner shall be deemed to be diligent with respect to the Development of such Licensed Product if either (i) Warner proceeds with the filing and pursuit of a Drug Approval Application for such Licensed Product, or (ii) the Development Costs incurred by Onyx and Warner for such Licensed Product equals or exceeds [ * ] in each succeeding consecutive 12-month period and if, upon written notice from Onyx that Warner has failed to incur Development Costs at the above levels, Warner shall be deemed to be diligent if it covers such shortfall within 30 days of such written notice from Onyx. Notwithstanding anything herein to the contrary, Warner shall not be deemed to not be diligent if any clinical trial, any Drug Approval Application or other aspect of the Development of Local/Regional ONYX-015 is suspended or delayed due to the safety or efficacy of Local/Regional ONYX-015 or because the FDA or any other governmental authority or obligation of law requires such suspension or delay or if the Steering Committee agrees on a different standard of diligence. If such suspension or delay is due to the efficacy of Local/Regional ONYX-015, then within 6 months, Warner shall notify Onyx whether it intends to proceed with Development of Local/Regional ONYX-015. If Warner does intend to so proceed, it shall provide with such notice a plan to resume Development of Local/Regional ONYX-015 before or upon the end of an additional 6 month period, and Warner's diligence obligations with respect to Local/Regional ONYX-015 under this Section 4.4(b) shall resume at the end of such additional 6 month period.

         (c) OTHER LICENSED PRODUCTS. Warner shall be deemed to be diligent in the Development of each Licensed Product other than Local/Regional ONYX-015 so long as aggregate Development Costs incurred by Onyx or Warner for such product equals or exceeds (i) [ * ] in the first [ * ] period following designation of such Licensed Product for Development and an IND therefor is filed within such period and (ii) [ * ] in each subsequent consecutive 12-month period after allowance of an IND therefor and if, upon written notice from Onyx that Warner has failed to incur Development Costs at the above levels, Warner shall be deemed to be diligent if it covers such shortfall within 30 days of such written notice from Onyx. Warner shall be deemed to be diligent in the research of each Licensed Product other than Local/Regional ONYX-015 so long as research on these Products continues under the Research Program in a manner consistent with Warner's efforts for research on potential products with similar commercial potential. Notwithstanding anything herein to the contrary, Warner shall not be deemed to not be diligent if any clinical trial, any Drug Approval Application or other aspect of

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the Development of a Licensed Product, including, without limitation,
Local/Regional ONYX-015, is suspended or delayed after filing of an IND therefor due to the safety or efficacy of a Licensed Product or because the FDA or any other governmental authority or obligation of law requires such suspension or delay or if the Steering Committee agrees on a different standard of diligence. If such suspension or delay is due to the efficacy of a Licensed Product, then within 6 months, Warner shall notify Onyx whether it intends to proceed with Development of such Licensed Product. If Warner does intend to so proceed, it shall provide with such notice a plan to resume Development of such Licensed Product before or upon the end of an additional 6 month period, and Warner's diligence obligations with respect to such Licensed Product under this Section 4.4(c) shall resume at the end of such additional 6 month period.

         (d) ONYX REMEDIES IN THE EVENT OF LACK OF DILIGENCE. If, Warner either
(A) is not deemed to be diligent under Sections 4.4(b) or (c) or terminates Development as to a Licensed Product, in each case after the filing of an IND therefor and prior to the End of Phase II Clinical Trials for such Licensed Product, or (B) fails to fulfill its obligations with respect to diligent Development of a Licensed Product after the End of Phase II Clinical Trials, then such Licensed Product shall be deemed to be an "INDEPENDENT PRODUCT". Onyx shall have a right of independent Development with respect to each Independent Product, in accordance with Section 4.5, but in the case of Independent Products designated as such pursuant to clause (A) above, subject to the buy-back rights of Warner set forth in Section 4.6. With respect to any Licensed Product that becomes an Independent Product, (i) the licenses granted to Warner pursuant to
Article 6 shall terminate with respect to the Licensed Product on a worldwide basis; (ii) Warner shall be deemed automatically to have granted to Onyx a license pursuant to Section 6.7, with respect to such Licensed Product and (iii) Warner shall comply with the procedures identified in Section 4.5(b) with respect to such Independent Product. Any such non-diligence, termination or failure by Warner shall not be deemed a breach of this Agreement.

     4.5 ONYX INDEPENDENT PRODUCT DEVELOPMENT.

         (a) NOTICE OF ONYX INDEPENDENT DEVELOPMENT. In the event Onyx obtains the right to develop an Independent Product independently of Warner, pursuant to
Section 4.4(d), Onyx may proceed with such Development at Onyx's sole expense and shall provide Warner with written notice of its intent to do so. Any such independent Development under this Section 4.5 by Onyx of an Independent Product designated as such pursuant to Section 4.4(d) clause (A) above shall be subject to the buy-back rights of Warner set forth in Section 4.6.

         (b) WARNER OBLIGATIONS AS TO INDEPENDENT PRODUCTS. Warner shall (i) promptly, and in no event later than 30 days after receiving written notice from Onyx pursuant to Section 4.5(a), deliver to Onyx copies of all information, documents, reports, samples of biological and chemical materials and other technology in its Control relating to the research, Development and Commercialization of the applicable Independent Product, (ii) promptly assign to Onyx all contracts requested by Onyx relating solely to such Independent Product (to the extent Warner is able to do so), (iii) cooperate with Onyx in notifying the FDA, clinical investigators, and other Third Parties involved in the Development of such Independent Product that such Development is now being carried out by Onyx with the consent of Warner, (iv) transfer to Onyx, at Onyx's request, all regulatory documents, filings and approvals relating to such Independent Product and (v) take such other actions and execute such other instruments,

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assignments and documents as may be reasonably necessary to effect the transfer of rights relating to such Independent Product under this Agreement to Onyx.

         (c) ONYX ACTIVITIES. Onyx may also elect to prepare and file an IND and to proceed with clinical trials on an Independent Product. Onyx shall deliver to Warner a copy of any IND packages and shall provide Warner regular reports on the progress of the Development of any Independent Product for which Warner has a buy-back option under Section 4.6, including all clinical trial results, together with a quarterly accounting of the Development Costs incurred to that date by Onyx in its research and Development of the Independent Product. Onyx shall have the right, in its own discretion, to engage Third Parties in the Development of any Independent Product, but shall not grant any rights with respect to the manufacture, sale or other commercialization of such an Independent Product which are inconsistent with the rights of Warner in the event Warner exercises its buy back option under Section 4.6.

     4.6 WARNER BUY-BACK OPTION. Subject to the terms of this Section 4.6, Warner shall have an option to reestablish the collaboration with Onyx in Development of any Independent Product unless Onyx's Development of such Independent Product commenced after the End of Phase II Clinical Trials by Warner. Such buy-back option may be exercised by delivery of written notice to Onyx by Warner at any time until [ * ] days following the receipt by Warner of the End of Phase II Clinical Trials Notice and the results of the Phase II Clinical Trials conducted by Onyx or the available reports and records of the ongoing Phase II/III Clinical Trials upon which Onyx intends to file a Drug Approval Application, after the End of Phase II Clinical Trials by Onyx. Such results shall include a complete description of the protocols for such Phase II or Phase II/III Clinical Trials, all serious adverse event reports, summaries of the safety and efficacy data and any other reports and publications prepared by Onyx or its subcontractors describing such Phase II or Phase II/III Clinical Trials, (the "PHASE II RESULTS").

         (a) BUY-BACK PRICE UNTIL [ * ] AFTER NOTICE OF COMMENCEMENT OF PHASE
II. Onyx shall provide Warner written notice in the event Onyx determines that it is prepared to commence a Phase II Clinical Trial of an Independent Product which has not previously progressed into Phase II (the "COMMENCEMENT OF PHASE II NOTICE"). Such notice shall include all available results from Phase I Clinical Trials conducted to that point by Onyx, together with a copy of the protocol for the Phase II Clinical Trials that Onyx intends to conduct, and any other material information related to the Development of such Independent Product (to the extent any such data package has not previously been received by Warner, it shall accompany such written notice). Such written notice shall also include an accounting of Onyx's Development Costs incurred with respect to such Independent Product since such Licensed Product became an Independent Product. If Warner exercises its buy-back option within [ * ] days after Onyx delivers the Commencement of Phase II Notice, Warner shall pay Onyx, within [ * ] days following such exercise by Warner, an amount equal to [ * ] of the Development Costs incurred by Onyx from the date such Licensed Product became an Independent Product until the date Warner exercises its buy-back option. Warner may also exercise its buy-back option prior to receipt of the Commencement of Phase II Notice, in which case within [ * ] days of such exercise Warner shall pay [ * ] of Onyx's Development Expenses incurred with respect to such Independent Product to the date of such exercise.

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         (b) BUY-BACK PRICE UNTIL [ * ] AFTER RECEIPT OF RESULTS AFTER
COMPLETION OF PHASE II CLINICAL TRIALS. If Warner does not exercise its buy-back option within [ * ] days after Onyx has delivered to Warner the Commencement Of Phase II Notice, then Onyx shall provide Warner a further written notice in the event Onyx determines that it is prepared to commence a Phase III Clinical Trial of the Independent Product or that it intends to file a Drug Approval Application based on an ongoing Phase II/III Clinical Trial (the "END OF PHASE II CLINICAL TRIALS NOTICE"). Such notice shall include the Phase II Results together with a copy of the protocol for the Phase III Clinical Trial that Onyx intends to conduct, and any other material information related to the Development of such Independent Product (to the extent that Warner has not previously received any such data, it shall accompany such written notice). Such written notice shall also include an accounting of Onyx's Development Costs incurred with respect to such Independent Product since such Licensed Product became an Independent Product. If Warner exercises its buy-back option within [ * ] days after Onyx delivers the End of Phase II Clinical Trials Notice and the Phase II Results and all other data described above, Warner shall pay Onyx, within [ * ] days following such exercise by Warner, an amount equal to [ * ] of the Development Costs incurred by Onyx from the date such Licensed Product becomes an Independent Product until the date Warner exercises its buy-back option. Warner may also exercise its buy-back option at any time after expiration of the [ * ] time period set forth in Section 4.6(a) above and prior to its receipt of the End of Phase II Clinical Trials Notice, in which case Warner shall pay Onyx [ * ] of Onyx's Development Expenses incurred with respect to such Independent Product to the date of such exercise.

         (c) PRODUCT TRANSITION FOLLOWING WARNER EXERCISE. In the event Warner exercises its option under this Section 4.6, Warner's license rights to the applicable Licensed Product shall be reinstated, and the license to the applicable Licensed Product granted to Onyx pursuant to Section 6.7 shall terminate. Warner shall pay Onyx all milestone payments described in Section 7.4 for achievement of milestones during Onyx' Development of the Licensed Product within [ * ] days of exercising the option, and shall be obligated to pay those milestones still pending pursuant to Section 7.4, as well as all other payment obligations under Article 7 arising after the date of such option exercise. Onyx shall promptly, and in no event later than [ * ] days after the date of Warner's exercise of its option, deliver to Warner copies of all information, documents, reports, biological and chemical materials and other technology in its Control relating to the Development of the applicable Licensed Product and shall promptly assign to Warner all contracts requested by Warner solely relating to such Development (to the extent Onyx is able to do so), shall cooperate with Warner in notifying the FDA, clinical investigators, and other Third Parties involved in the Development of such Licensed Product that such Development is now being carried out by Warner with the consent of Onyx and shall transfer to Warner, at Warner's request, all regulatory documents, filings and approvals relating to such Development.

         (d) ONYX RIGHTS IN THE ABSENCE OF WARNER EXERCISE. If Warner does not exercise its buy-back option with respect to an Independent Product within [ * ] days following delivery by Onyx of the End of Phase II Clinical Trials Notice and the Phase II Results and all other data described above, Onyx shall have the exclusive right to develop and commercialize such Independent Product, subject, however, to the royalty obligations set forth in Section 7.5(e), without a buy-back right on the part of Warner.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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     4.7 ONYX DEVELOPMENT OF TERMINATED PRODUCTS; WARNER OBLIGATIONS. In the
event that Warner terminates Development of a Licensed Product before the filing of an IND therefor and Warner does not agree to or participate in further research to identify other replacement candidate Licensed Products for designation for Development, then (1) such Systemic ONYX-015, Pro-Drug Product, or Gene Product, as the case may be, shall be deleted from the definition of "Licensed Product" and shall be deemed to be a "TERMINATED PRODUCT"; (2) Warner shall be deemed automatically to have granted to Onyx a license pursuant to
Section 6.7 with respect to such Terminated Product; (3) Onyx shall have the right to Develop and Commercialize such Terminated Product at Onyx's sole expense and shall provide Warner with written notice of its intent to do so; and
(4) Warner shall promptly take all such actions with respect to such Terminated Product as are required of it under Section 4.5(b) with respect to an Independent Product.

     4.8 RIGHT TO ENGAGE THIRD PARTIES. Onyx may use Third Parties to perform portions of its obligations relating to the Development of a Licensed Product, subject to the approval of the Development Team. Warner may contract with Third Parties to perform Development activities in Warner's discretion. Payments to such Third Parties for expenses relating to such Third Party Development shall be included in Development Costs. Each Party agrees to provide in any material agreement with Third Parties relating to the Development of Licensed Products for allocations of intellectual property rights and for obligations of confidentiality of information, record-keeping, access and rights to data and compliance with current, applicable GCP, GMP and other legal requirements that are consistent with the terms of this Agreement. Each Party shall remain liable for the performance of its obligations hereunder which it delegates to Third Parties.

     4.9 INDS AND DRUG APPROVAL APPLICATIONS. Warner shall be responsible for the preparation and filing of, and shall own all regulatory submissions relating to Licensed Products filed in any regulatory jurisdiction. Notwithstanding the foregoing, Onyx shall continue to own the INDs for Local/Regional ONYX-015, provided that within 30 days of Warner's written request, Onyx shall transfer all INDs and provide copies of all related documentation and information, to Warner. Warner shall keep Onyx informed on an ongoing basis regarding the schedule and process for the preparation of Drug Approval Applications. Warner shall provide a copy of the initial Drug Approval Application for each Licensed Product to be filed in the Shared Territory to Onyx for review prior to its submission to the appropriate regulatory authority provided Onyx shall be required to promptly review such submission and in any event shall only have 15 days to comment on such Drug Approval Application. Warner shall deliver to Onyx copies of amendments to such initial application, and of subsequent Drug Approval Applications in the Shared Territory concurrent with their filing with such regulatory authority.

     4.10 TERMINATION BY ONYX OF CO-DEVELOPMENT. Onyx shall have the right upon [ * ] prior written notice to Warner to terminate its rights and obligations in the Development of a Licensed Product in the Shared Territory, and with respect to such Licensed Product, each country in the Shared Territory shall be deemed to be a country in the Other Territory. With respect to any Licensed Product as to which Onyx has terminated co-Development, Onyx shall not have any rights pursuant to Section 5.2 to co-promote such Licensed Product or to receive a share of Product Profit with respect to such Licensed Product but instead shall receive royalties

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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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on Net Sales of such Licensed Product pursuant to Section 7.5(g). Onyx shall not be refunded or repaid any amounts it has paid for the Development of such Licensed Product.

     4.11 TERMINATION BY WARNER OF CO-DEVELOPMENT. Warner shall have the right upon [ * ] prior written notice to Onyx to terminate its rights and obligations in the Development of a Licensed Product.

                                   ARTICLE 5

                                COMMERCIALIZATION

     5.1 COMMERCIALIZATION OF LICENSED PRODUCTS. Warner shall have the right to sell and promote, and Onyx shall have the right to co-promote, all Licensed Products in the Shared Territory in accordance with the terms of this Article 5. Warner shall have the sole right to commercialize each Licensed Product in the Other Territory.

     5.2 ONYX RIGHT TO CO-PROMOTE AND SHARE PROFITS IN THE SHARED TERRITORY. Within [ * ] after receiving the data from Phase II/III or Phase III Clinical Trials intended to support a Drug Approval Application for a Licensed Product in each of the United States and Canada, Onyx shall notify Warner whether or not it elects to co-promote such Licensed Product in such country. For each Licensed Product, if Onyx co-promotes such product with Warner in the United States or Canada, Onyx shall share in Product Profit as provided in Section 7.6. If Onyx does not co-promote such product in the United States and/or Canada, it shall not participate in Product Profit with respect to such product in such country; such country shall be deemed to be excluded from the Shared Territory (and thus part of the "Other Territory") with respect to such Licensed Product; and Onyx shall instead receive a royalty for sales of the Licensed Product in such country as provided in Section 7.5(f). Onyx may make its election to exercise its promotion rights on a country-by-country and Licensed Product by Licensed Product basis.

     5.3 CO-PROMOTION ACTIVITIES.

         (a) MARKETING PLANS AND BUDGETS. The co-promotion of each Licensed Product will be governed by a marketing plan and budget approved by the Joint Marketing Committee (the "MARKETING PLAN AND BUDGET"). The Marketing Plan and Budget will describe fully, to the extent practicable, the proposed plan for commercialization of the Licensed Product in each country within the Shared Territory, including overall marketing strategy, anticipated marketing, sales and promotion efforts by each Party, market and sales forecasts, pricing, and estimated launch date, as well as advertising and other promotional materials to be used in the co-promotion. The Marketing Plan and Budget will be prepared taking into consideration factors such as market conditions, regulatory factors and competition, and the Marketing Plan and Budget will include all projected co-promotion expenses for the Licensed Product

         (b) ALLOCATION OF SALES EFFORT. Unless otherwise agreed by the Parties, each Party shall supply [ * ] of the total promotional and marketing effort for each Licensed Product being co-promoted by the Parties in the Shared Territory, as reasonably determined by the Joint Marketing Committee. Such total promotion and marketing effort is referred to as the "TOTAL

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SALES EFFORT" and each Party's assigned portion of the Total Sales Effort is referred to as its "SALES EFFORT". Each Party shall only use a sales force consisting of qualified, experienced personnel. The method of measuring Total Sales Effort shall be consistent with industry standards and shall be approved by the Steering Committee. If a Party experiences or anticipates a shortfall in meeting its Sales Effort, it shall promptly notify the other Party.

         (c) FAILURE BY ONYX TO PROVIDE MINIMUM SALES EFFORT. If Onyx is unable to supply at least [ * ] of the Total Sales Effort in a country within the Shared Territory with respect to a Licensed Product for two consecutive calendar quarters, then Onyx's right to co-promote the applicable Licensed Product hereunder shall terminate in the applicable country within the Shared Territory and such country shall become part of the Other Territory with respect to such Licensed Product, Onyx shall no longer share in Product Profit from such Licensed Product in such country, and Onyx shall thereafter receive royalties for such Licensed Product in such country in accordance with Section 7.5(f). Any such failure by Onyx shall not be deemed to be a breach of this Agreement.

         (d) FAILURE BY A PARTY TO PROVIDE SALES EFFORT. In the event a Party fails to provide its Sales Effort for a Licensed Product in a country of the Shared Territory in a single year, (i) such Party's share of Product Profit in that year shall be reduced by an amount equal to [ * ] of the estimated cost of providing the portion of such Party's Sales Effort which it did not provide in such year, and (ii) such Party shall submit a remedial plan to assure that such shortfall of sales effort does not reoccur. Any such failure by a Party shall not be deemed a breach of this Agreement.

         (e) PROMOTIONAL AND ADVERTISING MATERIALS. The Parties shall disseminate in the Shared Territory only those promotional and advertising materials which have been provided or approved for use by the Joint Marketing Committee and neither Party shall make any claims or representations in respect of the Licensed Products that have not been approved by the Joint Marketing Committee.

         (f) ORDERS; SALES. All customer orders for Licensed Products shall be received and executed by Warner. All sales of Licensed Products will be billed, booked and filled by Warner.

         (g) TRADEMARKS; PRODUCT PRESENTATION. The Marketing Committee shall approve all trade dress, logos, slogans, designs and copyrights used on and in connection with all Licensed Products in the Shared Territory. Warner shall own the trade dress, logos, slogans, designs and copyrights specifically developed for and used on and in connection with all Licensed Products. Warner and Onyx shall each retain sole and exclusive ownership of their own respective and independently developed and pre-existing trademarks, names, trade dress, logos, slogans, designs and copyrights regardless of whether such trademarks, names, trade dress, logos, slogans, designs or copyrights are used on or in connection with any Licensed Product. Subject to applicable laws, rules and regulations, any written or visual promotional or educational materials intended for use in conjunction with Licensed Products in the Shared Territory shall refer to both of the Parties with substantially equal prominence, and all product labeling, promotional material and oral presentations (where practical) regarding the detailing

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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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and promoting of Licensed Products in the Shared Territory shall display the names and logos of Warner and Onyx with substantially equal prominence.

         (h) TRAINING. Each Party shall be responsible for the training of its sales force in general pharmaceutical sales practices. Unless otherwise agreed by the Parties, Warner shall develop and provide for both sales forces product-specific training (the cost of which shall be shared equally by the parties other than costs relating to travel of a Party's personnel) regarding the product profile and sales practices with respect to the Licensed Products. Each Party shall bear its own costs in connection with such training.

         (i) ONYX RIGHT TO USE CERTAIN WARNER INFORMATION. Onyx shall have the right to use any know-how or information that is disclosed by Warner to Onyx but that is outside of the definition of Warner Know-How for the sole purpose of co-promoting the applicable Licensed Product in the Shared Territory under this Agreement.

     5.4 TERMINATION OF CO-PROMOTION. Either Party shall have the right upon [ * ] prior written notice to terminate its participation in the co-promotion of a Licensed Product in any country in the Shared Territory. If Onyx is the terminating Party, then with respect to such Licensed Product, such country of the Shared Territory shall be deemed to be a country in the Other Territory. Once a Party terminates its participation in the co-promotion of a Licensed Product, it shall grant to the non-terminating Party licenses in such Know-How of the terminating Party and the Onyx Patents (where Onyx is the terminating Party) or the Warner Patents (where Warner is the terminating Party) and trademarks (other than trademarks bearing the terminating Party's name or used by the terminating Party in the commercialization of other products or services) as were used by the terminating Party in the co-promotion of such Licensed Product in the applicable country within the Shared Territory, but only to the extent such licenses are necessary for the non-terminating Party to commercialize such Licensed Product in such country in the Shared Territory. If Warner is the terminating Party, the applicable Licensed Product shall be deemed to be an Independent Product.

     5.5 TERMINATION OF CO-PROMOTION UPON CERTAIN CHANGES OF CONTROL. In the event (i) [ * ] or more of Onyx's outstanding shares of stock entitled to vote for the election of directors are acquired by a Major Pharmaceutical Company (by purchase, merger or other business combination or if control of the management of Onyx is otherwise acquired by a Major Pharmaceutical Company); or (ii) this Agreement is assigned to a Major Pharmaceutical Company upon a sale of all or substantially all of the assets of Onyx; then in any such case Warner may terminate Onyx's right to co-promote Licensed Products in the Shared Territory pursuant to this Agreement upon written notice to Onyx (and the Shared Territory shall thereafter be within the Other Territory) provided that such notice is given within thirty (30) days after the earlier of (x) the date Onyx gives Warner written notice of an event described in (i) or (ii), including the identity of the Major Pharmaceutical Company or (y) the date Onyx gives Warner notice that it has entered into an agreement obligating Onyx to complete a transaction described in (i) or (ii), including the identity of the Major Pharmaceutical Company. As used in this Section 5.5, a "MAJOR PHARMACEUTICAL COMPANY" shall mean a company which at the time of the event described in clause
(i) or (ii) of the previous sentence is one of the ten largest pharmaceutical companies in the United States, measured on the basis of the most recently available pharmaceutical sales data then available. If Warner terminates Onyx's co-promotion

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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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rights under this Section 5.5, Onyx or the applicable Major Pharmaceutical
Company shall be entitled to receive royalties from Net Sales in the Shared Territory pursuant to Section 7.5(f).

     5.6 LAUNCH BUDGETS AND PRE-MARKETING EXPENSES.

         (a) LAUNCH PLANS AND BUDGETS. Approximately 12 months prior to the anticipated launch of each Licensed Product in each country of the Shared Territory, the Joint Marketing Committee shall adopt an initial Marketing Plan and Budget.

         (b) PRE-MARKETING EXPENSES. [ * ] shall bear [ * ] of all payments to Third Parties required in connection with Pre-Marketing Expenses up to an aggregate of [ * ] per calendar year. All such payments in excess of [ * ] shall be paid by Warner, and [ * ] of this excess amount shall be deemed to be "WARNER PRE-MARKETING ADVANCES". Warner may recover Warner Pre-Marketing Advances in accordance with Section 7.6(d). Each Party shall bear its own costs of hiring, training, and compensating its sales representatives and other employees in anticipation of the launch of each Licensed Product in the Shared Territory.

     5.7 PROMOTIONAL MATERIALS IN THE OTHER TERRITORY. Any written or visual promotion or education materials intended for use in conjunction with the Licensed Products in the Other Territory shall identify Onyx as the licensor of such product with reasonable prominence, unless such identification is prohibited by law.

     5.8 COMPLAINTS. Each Party shall maintain a record of all complaints it receives with respect to any Licensed Product. In the case of complaints coming to the attention of a Party as to a Licensed Product for which the other Party has exclusive or co-exclusive Commercialization rights, the first Party shall notify the other Party in sufficient detail and within five (5) business days after the event, and in any event in sufficient time to allow the responsible Party or Parties to comply with any and all regulatory requirements imposed upon it in any country; provided, however, that notice of any complaint involving a field alert report shall be transmitted within one (1) business day.

     5.9 TAX CONSIDERATIONS. Either Party may take advantage of tax considerations which benefit it and not the other Party, provided such action is not detrimental to the interests of the other Party. In the event that a Party takes advantage of a tax consideration which benefits it, no compensation to the other Party is required unless such affects the other Party's Product Profit negatively, in which case compensation shall be provided to the other Party to make it whole.

                                   ARTICLE 6

                                   LICENSES

     6.1 PATENT LICENSES TO WARNER FOR LICENSED PRODUCTS. Subject to the terms of this Agreement, Onyx hereby grants to Warner a license under the Onyx Patents to the extent necessary to conduct research and development of, and to make, have made, use, offer for sale, sell, have sold and import all Licensed Products throughout the world during the term of this Agreement, which license shall be exclusive (except as to Onyx) in the Shared Territory and shall be exclusive (even as to Onyx) outside of the Shared Territory except that Onyx shall retain

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such rights in Onyx Patents as shall be necessary to perform its obligations under this Agreement.

     6.2 PATENT LICENSE TO ONYX FOR COMMERCIALIZATION AND DEVELOPMENT. Subject to the terms of this Agreement, Warner grants to Onyx an exclusive (except as to Warner) license under the Warner Patents to the extent necessary to conduct research and development of, and to make, have made, use, offer for sale, sell, have sold and import Licensed Products in the Shared Territory during the term of this Agreement.

     6.3 NONEXCLUSIVE KNOW-HOW LICENSE TO WARNER. Subject to the terms of this Agreement, Onyx hereby grants Warner a paid-up, non-exclusive, worldwide license to use Onyx Know-How to the extent necessary to research, develop and Commercialize the Licensed Products.

     6.4 NONEXCLUSIVE KNOW-HOW LICENSE TO ONYX. Subject to the terms of this Agreement, Warner hereby grants Onyx a paid-up non-exclusive license to use Warner Know-How in the Shared Territory to the extent necessary to research, develop and Commercialize the Licensed Products during the Research Term and while Onyx is co-promoting the applicable Licensed Product in the Shared Territory.

     6.5 SUBLICENSING. Neither Party may grant sublicenses under licenses granted to it under Sections 6.1 through 6.4 except with the express prior written approval of the licensor; provided, however, that: (i) subject to the terms of this Agreement, Onyx may grant sublicenses to Third Party manufacturers solely for the purpose of performing its manufacturing obligations hereunder;
(ii) either Party may grant a sublicense to its Affiliates, provided that the Party guarantees the performance by such Affiliate; (iii) in the Other Territory, Warner shall have an unrestricted right to grant sublicenses to Affiliates and non-Affiliates, except that in the Major Markets, Warner shall not grant exclusive rights to sell any Licensed Product to non-Affiliates without the prior written consent of Onyx (which consent shall not be unreasonably withheld); and (iv) with respect to Terminated Products and Independent Products, Onyx may grant sublicenses which are not inconsistent with the rights of Warner under Section 4.6. Any sublicense granted under this Agreement shall be subject to the terms and conditions of the license itself, and the Party granting the sublicense shall be responsible for and shall guarantee the performance by the sublicensee of such obligations. Notwithstanding the foregoing, neither Party shall grant sublicenses under any license granted under this Agreement to sell Licensed Products in the Shared Territory except by mutual consent of both Parties.

     6.6 THIRD-PARTY TECHNOLOGY. The licenses granted under Sections 6.1 through 6.4, to the extent they include sublicenses of Third Party technology, shall be subject to the terms and conditions of the license agreement pursuant to which the sublicense is granted.

     6.7 LICENSE TO ONYX FOR TERMINATED PRODUCTS AND INDEPENDENT PRODUCTS. Effective immediately upon a Licensed Product becoming a Terminated Product pursuant to Sections 3.5(e), 3.5(f) or 4.7 or an Independent Product pursuant to
Section 4.4(d), Warner shall be deemed automatically to have granted an exclusive (even as to Warner), fully paid-up license worldwide to Onyx under those Warner Patents claiming Inventions arising out of Warner's performance under this Agreement and Warner Know-How developed as a result of its

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performance under this Agreement, solely to the extent necessary for continued
Development and Commercialization of such Terminated Product or Independent Product, as the case may be. Such license shall include the right to grant sublicenses, but only to the extent consistent with the rights of Warner under
Section 4.6.

                                   ARTICLE 7

                               PAYMENT PROVISIONS

     7.1 LICENSING FEE. As partial payment for the licenses granted by Onyx pursuant to Article 6 of this Agreement, Warner shall pay to Onyx a license fee equal to five million dollars ($5,000,000) within ten (10) days after the Effective Date. This fee shall be nonrefundable, and shall be noncreditable against any future obligations of Warner under this Agreement.

     7.2 RESEARCH PROGRAM PAYMENTS.

         (a) FTE RATE. Warner agrees to pay Onyx research funding during the term of the Research Program based on the number of FTEs at Onyx involved in carrying out the Research Plan commencing January 1, 2000, as determined under
Section 3.2. For each such FTE, Warner shall pay Onyx at an annualized rate of [ * ] per FTE per year. Such rate shall be adjusted each January 1 during the Research Term, commencing January 1, 2001, to reflect adjustment in the Bureau of Labor Statistics Consumer Price Index for Urban Consumers in the United States, based on changes in such index from July 1999 to the most recent monthly index available at the time of each adjustment.

         (b) PAYMENT SCHEDULE. The amounts to be paid Onyx under Section 7.2(a) shall be paid quarterly in advance. All such quarterly payments shall be made on or before the first day of January, April, July and October during the Research Term.

     7.3 PAYMENT OF DEVELOPMENT COSTS.

         (a) ALLOCATION OF DEVELOPMENT COSTS.

                  (i) Warner shall pay the first $40,000,000 of the aggregate of the Development Costs for Local/Regional ONYX-015 and Systemic ONYX-015 incurred after the Effective Date pursuant to the applicable Development Plan and Budget for such Licensed Product. From the Effective Date and so long as Warner is responsible for all such Development Costs, Warner shall pay all such Development Costs paid to Third Parties, and Onyx shall invoice Warner for Onyx's internal Development Costs for Local/Regional ONYX-015 and Systemic ONYX-015 in arrears, to be paid by Warner within [ * ] days of the date of such invoice.

                  (ii) After Warner has satisfied its obligations under the previous paragraph, Warner shall bear 75% and Onyx shall bear 25% of all subsequent Development Costs for Local/Regional ONYX-015 and Systemic ONYX-015, subject to Section 7.3(b). In the case of the Pro-Drug Product and the Gene Product, Warner shall bear 75% and Onyx shall bear 25% of all Development Costs incurred after the time of designation of such Licensed Products for Development under Section 3.6. Notwithstanding the foregoing, Warner shall be responsible

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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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for all Development Costs incurred with respect to Development activities undertaken solely to comply with the regulatory requirements of one or more jurisdictions outside the Shared Territory and which are not used to establish the efficacy of a Licensed Product as part of a Drug Approval Application in the Shared Territory. The submission of data to regulatory authorities in the Shared Territory of data generated for the sole purpose of jurisdictions outside of the Shared Territory, for the purpose of demonstrating the safety of the Licensed Products rather than obtaining efficacy approvals in the Shared Territory, shall not cause the costs of generating such data to become Development Costs.

         (b) PARTIAL DEFERRAL OF DEVELOPMENT COSTS BY ONYX. Onyx shall not be required to pay Development Costs under Section 7.3(a) in excess of [ * ] per calendar year, unless such higher costs are required to be incurred to comply with applicable laws, rules or regulations or to conduct activities specifically required by the FDA or its foreign equivalent in the Shared Territory in order to obtain Regulatory Approval and are in excess of the currently approved Development Plan and Budget (or, if such costs are to be incurred in the calendar year following the date on which the need for such costs was determined, the Development Plan and Budget in effect when such need was determined), in which case Onyx shall be required to pay its share of such higher costs. If Onyx's share of Development Costs under Section 7.3(a) would exceed [ * ] in a particular calendar year, and Onyx is not obligated to pay such excess amount pursuant to the first sentence of this Section 7.3(b), then Onyx shall either (i) pay such excess amount on a current basis, or (ii) give Warner notice that it is electing to defer a portion or all of such excess amount pursuant to this Section 7.3(b). If Onyx defers payment of any Development Costs pursuant to this Section 7.3(b), Warner may recover [ * ] of such deferred amounts pursuant to the terms of Section 7.6(d).

         (c) MAINTENANCE OF RECORDS OF DEVELOPMENT COSTS. Each Party shall calculate and maintain records of Development Costs incurred by it. Each Party shall report quarterly to the Development Team, with copies provided to the other Party, on all of its Development Costs incurred to obtain Regulatory Approval in the Shared Territory (including, without limitation, all information required for Onyx to monitor Development Costs that are applicable toward minimum diligence levels pursuant to Sections 4.4(b) and (c)), with such reports to be submitted within 45 days after the end of each calendar quarter. On a quarterly basis, the Development Team shall determine if either Party incurred more than its required allocation of Development Costs (taking into account any limitations on such allocation pursuant to Section 7.3(b)). If the Development Team determines that such an overage has occurred, the other Party shall reimburse such Party for the overage, within 30 days of receipt of the Development Team's determination.

     7.4 MILESTONE PAYMENTS.

         (a) MILESTONE AMOUNTS. Warner shall make the following milestone payments to Onyx within 30 days after the first achievement of each of the following milestones.

                       MILESTONES                                PAYMENT

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(i)      LOCAL/REGIONAL ONYX-015

           (1) Regulatory Approval for Local/Regional ONYX-                [ * ]
               015 in [ * ].

           (2) Regulatory Approval for Local/Regional ONYX-                [ * ]
               015 in [ * ].

(ii)       SYSTEMIC ONYX-015

           (1) [ * ] of the first [ * ] in a [ * ] of Systemic ONYX-015.   [ * ]

           (2) The [ * ] by the relevant [ * ] or [ * ] of a [ * ] for     [ * ]
               Systemic ONYX-015 in a [ * ].

           (3) [ * ] for Systemic ONYX-015 in [ * ].                       [ * ]

           (4) [ * ] for Systemic ONYX-015 in [ * ].                       [ * ]

(iii)      RESEARCH PROGRAM AND [ * ] MATTERS

           (1) Demonstration of the [ * ] of delivering a [ * ] or         [ * ]
               any other [ * ] in ONYX-015 or another [ * ] to [ * ], including generation of data demonstrating that [ * ], demonstration that [ * ], and [ * ] model.

           (2) Resolution of special [ * ] matter, as described in [ * ], subject to Section 7.4(d) Section 7.4(d).

(iv)       EACH PRO-DRUG PRODUCT AND GENE PRODUCT

           (1)    [ * ] of the first [ * ] in the first [ * ] for each     [ * ]
                  Pro-Drug Product and Gene Product.

           (2)    [ * ] of first [ * ] in the [ * ] Pro-Drug Product and   [ * ]
                  Gene Product.

           (3)    Commencement  of [ * ] Pro-Drug Product and Gene         [ * ]
                  Product in [ * ].

           (4)    The [ * ] Pro-Drug Product and Gene Product in [ * ].    [ * ]

           (5)    [ * ] Pro-Drug Product and Gene Product in [ * ].        [ * ]

           (6)    [ * ] Pro-Drug Product and Gene Product in [ * ].        [ * ]

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           (7)    [ * ] Pro-Drug Product and Gene Product in [ * ].        [ * ]

For convenience of reference, each of the events listed in Section 7.4 shall be referred to as a "TRIGGER EVENT".

         (b) ONE MILESTONE PER PRODUCT. The milestone payments received by Onyx under this Section 7.4 shall be non-refundable and noncreditable. Each milestone payment referred to in Section 7.4 shall be made only once with respect to a particular Licensed Product, regardless of whether additional formulations of such Licensed Product are developed or commercialized. Notwithstanding the foregoing, in the event the Steering Committee determines to develop Local/Regional ONYX-015 for systemic utility, Warner shall pay the milestones set forth in Sections 7.4 (a)(ii)(2) through (a)(ii)(4) in the event that the Development of a systemic indication for Local/Regional ONYX-015 achieves the applicable Trigger Event described in Section 7.4(a)(ii)(2) through (a)(ii)(4). Thereafter, Warner shall have no obligation to make such milestone payment again even if a separate Licensed Product is developed as Systemic ONYX-015. In the case of milestones set forth in Section 7.4(a)(iv), Warner shall make a separate milestone payment for each of the two Licensed Products but not for separate formulations of a single Licensed Product.

         (c) BACKUP LICENSED PRODUCTS. Warner shall not have to make milestone payments under this Section 7.4 for any Licensed Products that the Steering Committee designates to be a backup product (the "BACKUP PRODUCT") to a more developmentally advanced Licensed Product for which it is obligated to make milestone payments under this Section 7.4. If Development of the more advanced Licensed Product is abandoned prior to occurrence of the applicable milestone, Warner will only have to make milestone payments for Trigger Events achieved by the Backup Product that were not achieved by the abandoned Licensed Product. If the Backup Product reaches a Trigger Event before the Licensed Product for which it is a backup, Warner will make the milestone payment for that and each subsequent Trigger Event reached by the Backup Product. Examples of such Backup Products are, in the case of the Gene Product, any product containing the Selected Gene, or, in the case of the Pro-Drug Product, alternate pro-drugs that convert to the Selected Drug.

         (d) SPECIAL [ * ] MILESTONE. As described in the [ * ], the Parties
[ * ] that includes [ * ] which, [ * ], would [ * ]. [ * ]. To provide for payments to Onyx which will be made only in the event of [ * ], the Parties have agreed to a special milestone of [ * ], subject to adjustments as provided herein, as follows.

                  (i) If [ * ] from the [ * ] (collectively in (iii) below, a "[ * ]"), and [ * ] which has then [ * ] under this Agreement and is then [ * ] hereunder, Warner shall pay a milestone in the amount of [ * ] plus interest at the rate of [ * ] which accrues from [ * ] within [ * ] after the date of such [ * ].

                  (ii) If [ * ] from [ * ] which [ * ] then [ * ] hereunder, the [ * ] shall be [ * ] as set forth in [ * ]. If such [ * ] is [ * ], or a Party
[ * ] thereunder or other [ * ] in this Agreement [ * ], Warner shall pay Onyx a milestone in the amount of $[ * ], plus interest at the rate of [ * ] from [ * ], less any amounts expended by Warner under [ * ], but in no event shall such milestone amount be less than zero. Such payment shall be made within 30 days following

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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the date on which the [ * ] or [ * ] with respect to [ * ] can [ * ], or that date on which such [ * ] or other [ * ].

                  (iii) If none of the events described in clauses (i) and (ii) has occurred by the [ * ] anniversary of the Effective Date, Warner shall pay Onyx a milestone of [ * ] on such anniversary, and [ * ] on each of the next three anniversaries, in each case plus interest on the amount of such milestone payment then being made, at the rate of [ * ] accruing from [ * ]. If an event described in clause (i) and (ii) occurs after one or more payments has been made under this clause (iii), each reference to "[ * ]" in clauses (i) and (ii) shall be treated as a reference to [ * ] less payments actually made under this clause
(iii), excluding any portion of such payments attributable to interest.

     7.5 ROYALTY PAYMENTS ON LICENSED PRODUCTS (OTHER TERRITORY).

         (a) ROYALTY AMOUNT AND TERM. Warner shall pay Onyx, on a country-by-country basis, a royalty payment on Net Sales of each Licensed Product sold in each country in the Other Territory by Warner and its Affiliates and permitted sublicensees according to the following rates, during the "Royalty Term" applicable to the particular Licensed Product:

                  (i)   [ * ] of Net Sales of Local/Regional ONYX-015;

                  (ii)  [ * ] of Net Sales of Systemic ONYX-015;

                  (iii) [ * ] of Net Sales of each Pro-Drug Product and Gene Product.

         The "Royalty Term" shall mean, with respect to a particular Licensed Product in any country, the period of time commencing on the First Commercial Sale of such Licensed Product in such country and ending upon the later of (a) [ * ] from such date of the First Commercial Sale in such country, subject to
Section 7.5(d), or (b) the expiration of the last to expire of the Onyx Patents (including Joint Patents) containing a Valid Claim which would be infringed by the manufacture, use or sale of such Licensed Product in such country.

         (b) ROYALTIES OWED [ * ]. Subject to the provisions of Section 7.5(c), Warner will pay [ * ] in respect of the manufacture, use or sale of Licensed Products sold in the Other Territory, [ * ].

         (c) [ * ]. The royalties calculated under Sections 7.5(a)(i) through
(iii) in respect of sales in the Other Territory shall be due and payable to Onyx [ * ]:

                  (i)  [ * ] of Net Sales; and

                  (ii) [ * ].

         (d) KNOW-HOW ROYALTY. In any country in the Other Territory where the Licensed Product in question is not covered by an Onyx Patent containing a Valid Claim which would be infringed by the manufacture, use or sale of such Licensed Product, Warner shall pay Onyx a royalty equal to [ * ] of the royalty which would otherwise have been due on the sale of such Licensed Product if it had been covered by any such Valid Claim, but only until the earlier

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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of (a) the [ * ] anniversary of the First Commercial Sale of such Licensed
Product or (b) the date that a Third Party sells a product in such country that
(i) is an adenovirus that selectively replicates in and kills cancer cells based on abnormal p53 pathway function, and (ii) with respect to the Gene Product, incorporates the Selected Gene, and (iii) with respect to the Pro-Drug Product, converts the same pro-drug to the Selected Drug.

         (e) ROYALTY ON INDEPENDENT PRODUCTS. Onyx shall pay to Warner a royalty on the Net Sales of all Independent Products (other than Local/Regional ONYX-015) equal to: (i) [ * ] of Net Sales if Warner has completed at least one Phase II Clinical Trial of such product prior to its becoming an Independent Product, and (ii) [ * ] of Net Sales if the standard set forth in clause (i) is not satisfied but Warner had completed a least one Phase I Clinical Trial of such product prior to its becoming an Independent Product. Such royalty shall be paid to Warner without offset for any royalties payable to Third Parties, and shall be paid on a country-by-country basis until the later of (x) [ * ] years from the date of First Commercial Sale in such country or (y) the expiration of the last to expire of the Warner Patents (including Joint Patents) containing a Valid Claim which would be infringed by the manufacture, use or sale of such Independent Product in such country. The provisions of Sections 7.7 through 7.13 shall apply to any payments of royalties by Onyx on Independent Products.

         (f) ROYALTY PAYMENTS ON LICENSED PRODUCTS ON TERMINATION OF CO-PROMOTION (UNITED STATES AND CANADA). In the event Onyx does not exercise its rights to co-promote a Licensed Product in one or more countries of the Shared Territory, or for any reason loses its right to co-promote such Licensed Product (whether pursuant to Section 5.3(c), 5.4 or otherwise, other than pursuant to Section 4.10), Onyx shall be entitled to receive a royalty payment on Net Sales of such Licensed Product in the country of the originally defined Shared Territory (i.e., the United States and Canada) in which it does not share in Product Profit pursuant to Section 7.6 equal to [ * ] of Net Sales. Such royalty shall be paid for the duration specified in Section 7.5(a), and the provisions of Sections 7.5(b) through 7.5(d) shall apply to such royalties payable with respect to Net Sales of Licensed Products in the United States and Canada.

         (g) ROYALTY PAYMENTS ON LICENSED PRODUCTS ON TERMINATION OF CO-DEVELOPMENT (UNITED STATES AND CANADA). In the event that Onyx forfeits its co-Development of a Licensed Product in the Shared Territory pursuant to Section 4.10, Onyx shall be entitled to receive a royalty on Warner's Net Sales of such Licensed Product in each country formerly in the Shared Territory (i.e., the United States and Canada). The applicable royalty rate shall equal the royalty rate set forth in Section 7.5(a), increased by [ * ] if Onyx terminates its co-Development after completion of at least one Phase I Clinical Trial of such Licensed Product, and by [ * ] if Onyx terminates its co-Development after completion of at least one Phase II Clinical Trial of such Licensed Product. Such royalty shall be paid for the duration specified in Section 7.5(a), and the provisions of Sections 7.5(b) through 7.5(d) shall apply to such royalties payable with respect to Net Sales of Licensed Products in the United States and Canada. Onyx shall be deemed to have forfeited its right to co-promote such Licensed Product in the Shared Territory.

     7.6 PROFIT SHARING (SHARED TERRITORY)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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         (a) SHARE OF PROFITS. So long as Onyx has exercised its co-promotion option under Section 5.2 with respect to a particular Licensed Product and has not terminated or lost its rights to co-promote such Licensed Product in the Shared Territory, [ * ] shall be entitled to [ * ] of Product Profit from the sale of such Licensed Product in the Shared Territory. If Onyx's right to co-promote a Licensed Product in any one country of the Shared Territory is terminated, then Onyx shall receive a royalty under Section 7.5(f) on Net Sales of such Licensed Product in the country where Onyx terminated its rights, and shall continue to share Product Profit from Net Sales of such Licensed Product in the country where Onyx is co-promoting such sales.

         (b) DETERMINATION OF ALLOWABLE EXPENSES AND PRODUCT PROFIT. Within
[ * ] days after the end of each calendar quarter and [ * ] after the end of the fourth calendar quarter following the launch of each Licensed Product in the Shared Territory, each Party shall report to the other Party its Net Sales and its Allowable Expenses incurred in the previous calendar quarter with respect to each Licensed Product in the Shared Territory. Such reports shall be accompanied by appropriate supporting information. The Parties shall determine and report Marketing Expenses for their respective sales forces using a mutually agreed mechanism. Within 20 days after receipt of such reports, Warner shall prepare and deliver to Onyx an accounting of aggregate Allowable Expenses and Product Profit for such calendar quarter (the "QUARTERLY FINANCIAL STATEMENT").

         (c) PAYMENTS. Warner shall accompany the Quarterly Financial Statement with a payment to Onyx in an amount calculated as follows:

                  (i) If the Product Profit for such calendar quarter was negative, then Net Sales in the Shared Territory shall be allocated in the following order:

                        (1) to reimburse each Party for its [ * ] incurred in respect of such [ * ]; and

                        (2) to reimburse the Party with the [ * ]; and

                        (3) to reimburse any Party with the [ * ]; and

                        (4) to reimburse [ * ].

Any remaining [ * ] shall be deemed [ * ].

                  (ii) If the Product Profit for such calendar quarter was positive, then Net Sales in the Shared Territory shall be allocated in the following order:

                        (1) to reimburse all [ * ];

                        (2) to reimburse the Party with the [ * ];

                        (3) to reimburse each Party [ * ]; and

                        (4) to each Party [ * ].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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                  (iii) Warner shall include, with each Quarterly Financial
Statement, a reconciliation of each Party's then current Unreimbursed Expenses, if any.

         (d) RECOVERY OF WARNER ADVANCES. Warner shall be entitled to retain Onyx's [ * ] share of Product Profit, without distribution of any portion of Product Profit to Onyx pursuant to Section 7.6(c)(ii)(4), until Warner has recovered (i) Warner Pre-Marketing Advances pursuant to Section 5.6(b), plus interest accrued at the [ * ] on all amounts up to [ * ] of Warner's Pre-Marketing Advances and, in the event that Warner Pre-Marketing Advances exceed [ * ] in the aggregate for a Licensed Product an additional amount equal to [ * ] of the excess of Warner Pre-Marketing Advances over [ * ] for such Licensed Product, and (ii) [ * ] of any Development Costs deferred by Onyx pursuant to Section 7.3(b). Warner shall include, with each Quarterly Financial Statement, an accounting and reconciliation of any amounts it remains entitled to recover under this Section 7.6(d).

         (e) DURATION. The profit sharing and payment provisions of this Section
7.6 shall continue in effect for each Licensed Product so long as Warner or an Affiliate or permitted licensee is marketing such Licensed Product in the Shared Territory, unless Onyx is no longer co-promoting such Licensed Product.

     7.7 CURRENCY OF PAYMENT. All payments to be made under this Agreement shall be made in United States dollars in the United States to a bank account designated by the party to be paid. Royalties earned shall first be determined in the currency of the country in which they are earned and then converted to its equivalent in United States currency. Such conversion shall be based on the average buying rates of exchange for the currencies involved into the currency of the United States quoted by Citibank (or its successor in interest) in New York, New York at the close of business on each business day of the quarterly period in which the royalties were earned.

     7.8 PAYMENT AND REPORTING. Any royalties due under this Article 7 shall be paid quarterly, within [ * ] days after the end of the fourth calendar quarter and [ * ] days after the end of each other calendar quarter, or earlier if practical. With each such quarterly payment, the payor shall furnish the payee a royalty statement, setting forth on a country-by-country basis the total number of units and Net Sales of each royalty-bearing Licensed Product made, used and/or sold hereunder for the quarterly period for which the royalties are due. In addition, the payor shall furnish such a royalty statement on a country-by-country basis for the first quarter during which payor makes sales of Licensed Product for which no royalty payment in respect of such country is due hereunder, and shall state the basis for such sales then being free of royalty obligations hereunder. The payor shall thereafter have no further obligation to report the number of units or Net Sales of such Licensed Product made, used and/or sold in such country.

     7.9 RECORDS. Each Party shall keep accurate books and accounts of record in connection with the manufacture, use and/or sale by or for it of the Licensed Products hereunder in sufficient detail to permit accurate determination of all figures necessary for verification of payment obligations set forth in this
Article 7. Such records shall be maintained for a period of 3 years from the end of each year in which sales occurred or expenses were incurred. The other Party, at its expense, through a certified public accountant, shall have the right to access such books and records for the sole purpose of verifying the reports regarding amounts due; such access shall be conducted after reasonable prior notice by the Party requesting such audit during

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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the other Party's ordinary business hours and shall not be more frequent than once during each calendar year. Said accountant shall not disclose to the payee or any other party any information except that which should properly be contained in a royalty report required under this Agreement. If such accounting determines that a Party's error resulted in the other Party receiving at least 10% less than properly due in respect of any quarter, then the Party in error will reimburse such amount and reimburse the other Party for the costs of such accounting (including the fees and expenses of the certified public accountant).

     7.10 TAXES WITHHELD. Any income or other tax that one Party hereunder, its Affiliates or sublicensees is required to withhold (the "WITHHOLDING PARTY") and pay on behalf of the other Party hereunder (the "WITHHELD PARTY") with respect to the royalties payable under this Agreement shall be deducted from and offset against said royalties prior to remittance to the Withheld Party; provided, however, that in regard to any tax so deducted, the Withholding Party shall give or cause to be given to the Withheld Party such assistance as may reasonably be necessary to enable the Withheld Party to claim exemption therefrom or credit therefor, and in each case shall furnish the Withheld Party proper evidence of the taxes paid on its behalf. The Withholding Party shall comply with reasonable requests of the Withheld Party to take any proper actions that may minimize such withholding obligation.

     7.11 COMPUTATION OF ROYALTIES. All sales of Licensed Products between any Party and any of its Affiliates and sublicensees shall be disregarded for purposes of computing royalties under this Article 7, but in such instances royalties shall be payable only upon sales to unlicensed Third Parties. Nothing herein contained shall obligate any Party to pay the other Party more than one royalty on any unit of any Licensed Product.

     7.12 LICENSES TO AFFILIATES. Each Party shall, at the other Party's request, sign license and/or royalty agreements directly with the other Party's Affiliates and sublicensees in those situations where such agreements would not decrease the amount of royalties which would be paid hereunder, net of withholding obligations. Such agreements shall contain the same language as contained herein with appropriate changes in parties and territory. No such license and/or royalty agreement will relieve Warner or Onyx, as the case may be, of its obligations hereunder, and such Party will guarantee the obligations of its Affiliate or sublicensee in any such agreement. Royalties received directly from one Party's Affiliates and sublicensees shall be credited towards such Party's royalty obligations hereunder.

     7.13 PROHIBITION OF ROYALTY PAYMENTS. The obligation to pay royalties under this Agreement shall be waived and excused to the extent that statutes, laws, codes or government regulations in a particular country prevent such royalty payments by the seller of Licensed Products; provided, however, that if legally permissible, the seller of Licensed Products shall pay the royalties owed to the other party hereto by depositing such amounts in a bank account in such country that has been designated by the party owed such royalties.

     7.14 ACCOUNTING.

         (a) Each Party agrees to determine Net Sales, Allowable Expenses, Development Costs, Pre-Marketing Expenses, and all other costs and expenses hereunder using its standard accounting policies and procedures applied consistently throughout such Party's

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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organization, and consistent with United States Generally Accepted Accounting
Principles to the extent practical, as if such Products were solely owned products of such Party, except as otherwise specifically provided in this Agreement.

         (b) In the event of the payment or receipt of non-cash consideration in connection with the performance of activities under this Agreement, the Party engaging in such non-cash transaction shall advise the Steering Committee of such transaction, including such Party's assessment of the fair market value of such non-cash consideration and the basis therefor. Such transaction shall be accounted for on a cash equivalent basis, as mutually agreed by the Parties in good faith.

         (c) If a Party engages in a transaction with a non-Affiliate in which such Party has an economic interest, and such transaction affects payments due to or from the other Party under this Agreement, then if such transaction is not truly an "arm's-length transaction," such Party shall be obligated to make equitable adjustments to amounts payable under this Agreement to offset such effects.

                                   ARTICLE 8

                             MANUFACTURE AND SUPPLY

     8.1 ALLOCATION OF RESPONSIBILITY AND CONTROL.

         (a) WARNER AS MANUFACTURING PARTY. Warner shall control all issues relating to, and shall have the sole right and responsibility, to manufacture or have manufactured all supplies of Licensed Products for all commercial sales, worldwide, and, after Warner elects to undertake such manufacture pursuant to
Section 8.1(b), supplies of Licensed Products for all clinical trials of Licensed Products in accordance with its election.

         (b) ONYX' CONTINUED OBLIGATION TO MANUFACTURE. Notwithstanding Section 8.1(a), Onyx shall (i) continue its program for scale-up of the manufacture of the current formulation of Local/Regional ONYX-015 and transfer of such manufacture process to [ * ] (only to the extent pursuant to an agreement approved by the Steering Committee) for the purpose of manufacturing supplies of Local/Regional ONYX-015 for the initial Phase III Clinical Trial and (ii) subject to a decision by the Development Team, manufacture supplies of Licensed Products for Phase I and Phase II Clinical Trials until such time as Warner elects to conduct or have conducted, such manufacture. On a quarterly basis, Onyx shall provide Warner with copies of all information, records, reports, data, supply agreements relating to its performance of its manufacturing obligations. At Warner's request and upon [ * ] written notice from Warner of Warner's desire to assume manufacturing of clinical or commercial supplies of Licensed Products Onyx shall (a) transfer to Warner all written and electronic records relating to such manufacture, (b) transfer to Warner all inventory, work in process, samples and materials used in such manufacture and (c) assign to Warner all agreements relating to such manufacture. The Parties shall work together to effect an orderly transition of manufacturing responsibilities so as to minimize the impact on Development of Licensed Products.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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     8.2 THIRD PARTY MANUFACTURERS. Onyx may conduct its manufacturing responsibilities of Licensed Products under Section 8.1(b) through a Third Party contract manufacturer, subject to review and approval by the Development Team of any such proposed contract manufacturer. Warner shall have the unrestricted right to use Third Parties to manufacture Licensed Products.

     8.3 PROCESS DEVELOPMENT. Subject to a decision by the Development Team, Onyx will use commercially reasonable and diligent efforts to develop a process for the manufacture of the current formulation of Local/Regional ONYX-015 to a scale sufficient to manufacture and supply the anticipated demand for such Local/Regional ONYX-015. The Development Team will oversee such development efforts of Onyx, and all material issues incident to the development of processes for the production of supplies of Licensed Products, in sufficient quantity and in a timely manner for Development and Commercialization activities. From the time Warner assumes responsibility for manufacturing of any other Licensed Product, Warner shall conduct process development for such Product.

     8.4 SPECIFICATIONS. The Parties agree that the manufacture of Licensed Products must be in full compliance with all aspects of then current GMPs. The Development Team shall establish the specifications, including any necessary documentation, certificates of analysis and test results, for Licensed Products.

     8.5 TRANSFER PRICE. The costs of manufacturing a particular Licensed Product for use or sale in a particular country shall be treated as:

                  (i) Development Costs of the manufacturing party where such costs are incurred to manufacture supplies used in Development of the Licensed Product, and

                  (ii) Allowable Expenses of the manufacturing party where such costs are incurred to manufacture supplies used for commercial sale of the Licensed Product.

                                   ARTICLE 9

                                 CONFIDENTIALITY

     9.1 CONFIDENTIALITY.

         (a) Except as specifically permitted hereunder, each Party hereby agrees to hold in confidence and not use on behalf of itself or others all data, samples, technical and economic information (including the economic terms hereof), commercialization, clinical and research strategies and know-how provided by the other party (the "DISCLOSING PARTY") for a period of ten years from the date of disclosure and all data, results and information developed pursuant to the Collaboration and solely owned by the other party (collectively the "CONFIDENTIAL INFORMATION"), except that the term "Confidential Information" shall not include:

                  (i) information that is or becomes part of the public domain through no fault of the non-Disclosing Party or its Affiliates;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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                  (ii) information that is obtained after the date hereof by the non-Disclosing Party or one of its Affiliates from any Third Party which is lawfully in possession of such Confidential Information and not in violation of any contractual or legal obligation to the Disclosing Party with respect to such Confidential Information;

                  (iii) information that is known to the non-Disclosing Party or one or more of its Affiliates prior to disclosure by the Disclosing Party, as evidenced by the non-Disclosing Party's written records; and

                  (iv) information that is necessary to be disclosed to any governmental authorities or pursuant to any regulatory filings, provided that in such case the non-Disclosing Party notifies the Disclosing Party reasonably in advance of such disclosure and cooperates with the Disclosing Party to minimize the scope or content of such disclosure.

         (b) The obligations of this Section 9.1 shall survive the expiration or termination of this Agreement.

     9.2 PUBLICITY. All publicity, press releases and other announcements relating to this Agreement or the transactions contemplated hereby shall be reviewed in advance by, and subject to the approval of, both Parties; provided, however, that either Party may (i) publicize the existence and general subject matter of this Agreement without the other Party's approval and (ii) disclose the terms of this Agreement insofar as required to comply with applicable securities laws, provided that in the case of such securities disclosures the disclosing party notifies the other Party reasonably in advance of such disclosure and cooperates to minimize the scope and content of such disclosure.

     9.3 PUBLICATION. The Parties shall cooperate in appropriate publication of the results of research and development work performed pursuant to this Agreement, but subject to the predominating interest to obtain patent protection for any patentable subject matter. To this end, it is agreed that prior to any public disclosure, the Party proposing disclosure shall send the other Party a copy of the information to be disclosed, and shall allow the other Party 30 days from the date of receipt in which to determine whether the information to be disclosed contains subject matter for which patent protection should be sought prior to disclosure. If notification is not received during the 30 day period, the Party proposing disclosure shall be free to proceed with the disclosure. If due to a valid business reason or a belief by the nondisclosing Party that the disclosure contains subject matter for which a patentable invention should be sought, then prior to the expiration of the 30 day period, the nondisclosing Party shall so notify the disclosing Party, who shall then delay public disclosure of the information for an additional period of up to 60 days to permit the preparation and filing of a patent application on the subject matter to be disclosed or other action to be taken. The Party proposing disclosure shall thereafter be free to publish or disclose the information. the determination of authorship for any paper shall be in accordance with accepted scientific practice. In no event may any publication or other disclosure contain a Party's Confidential Information without such party's prior written consent.

                                   ARTICLE 10

              OWNERSHIP OF INTELLECTUAL PROPERTY AND PATENT RIGHTS

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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     10.1 OWNERSHIP OF INVENTIONS. Inventorship of any invention that is developed, discovered or made by a Party or the Parties jointly (as applicable, the "INVENTOR") pursuant to work conducted under this Agreement (an "INVENTION") shall be determined in accordance with United States laws of inventorship. Subject only to the license rights granted under this agreement, each Party shall own the entire right, title and interest in and to any Invention made solely by such Party's employees or agents, and all intellectual property rights therein and shall own an undivided one-half interest in and to any Invention made jointly solely by the employees or agents of both Parties, and all intellectual property rights therein. Each Party shall promptly notify the other Party if it determines that an Invention has been made, including any such jointly owned Invention.

     10.2 PATENT PROSECUTION.

         (a) SOLELY-OWNED INVENTIONS. With respect to any Patent that only claims Inventions that are solely-owned by one Party hereunder, the Inventor shall have the right, at its option and expense, to prepare, file and prosecute in its own name any Patents with respect to any such Invention and to maintain any Patents issued thereon. In connection with any such prosecution efforts, the other Party agrees to cooperate reasonably with the Inventor at the Inventor's expense in the preparation and prosecution of all such Patents and in the maintenance of any Patents issued. This obligation shall survive the expiration or termination of this Agreement.

         (b) JOINT INVENTIONS.

                  (i) With respect to all Joint Inventions that related specifically to the composition of matter, manufacture and/or use of a Licensed Product (and not to Onyx adenovirus technology generally) and are potentially patentable (the "PRODUCT-SPECIFIC INVENTIONS"), Warner will have first right to control the preparation, filing and prosecution of Joint Patents only claiming such Product-Specific Inventions and of maintenance of Patents issuing thereon (but subject to Section 10.3(b)), and Onyx shall cooperate reasonably with Warner in such prosecution efforts. Warner shall pay all expenses in connection with its preparation, filing and prosecution of such Patents that claim Product-Specific Inventions. Warner shall from time to time (no more often than once per calendar quarter) notify Onyx of the actual amount of out-of-pocket expenses incurred in such efforts, and Onyx shall promptly thereafter pay Warner [ * ] of such out-of-pocket expenses.

                  (ii) With respect to all Joint Inventions that relate specifically to Onyx adenovirus technology and are potentially patentable (the "TECHNOLOGY INVENTIONS"), Onyx will have first right to control the preparation, filing and prosecution of Joint Patents only claiming such Technology Inventions and of maintenance of Patents issuing thereon (but subject to Section 10.3(b)) below), and Warner shall cooperate reasonably with Onyx in such prosecution efforts. Onyx shall pay all expenses in connection with its preparation, filing and prosecution of such Patents that claim Technology Inventions. Onyx shall from time to time (no more often than once per calendar quarter) notify Warner of the actual amount of out-of-pocket expenses incurred in such efforts, and Warner shall promptly thereafter pay Onyx [ * ] of such out-of-pocket expenses.

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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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                  (iii) With respect to all other Patents claiming Joint
Inventions, unless the Parties otherwise agree, the Steering Committee shall determine which Party shall have the first right to control the preparation, filing and prosecution of such Patents and the other Party shall reasonably cooperate with such efforts of such Party. The Parties shall equally share the cost of the preparation, filing, prosecution and maintenance of such Patents.

                  (iv) Onyx may elect in writing to disclaim all interest in any particular Patents claiming jointly invented Inventions, or with respect to interests therein only in particular countries, in which case: (1) such Invention will be solely owned by Warner (in the applicable countries), and Onyx will co-operate to assure Warner's sole ownership thereof, (2) Onyx will have no further interest in such Patent, by ownership, license or otherwise, in the applicable countries, and (3) Warner may assume control over prosecution of such Patent claiming such Invention (in the applicable countries), and Onyx will not be responsible for reimbursing Warner for any expenses incurred by Warner from and after the date that Warner receives Onyx's written disclaimer as to such prosecution and maintenance. Warner may elect in writing to disclaim all interest in any particular Patent claiming jointly invented Inventions, or with respect to interests therein only in particular countries, in which case: (1) such Invention will be solely owned by Onyx (in the applicable countries), and Warner will co-operate to assure Onyx's sole ownership thereof, (2) Warner will have no further interest in such Patent by ownership, license or otherwise, in the applicable countries, and (3) Onyx may assume control over prosecution of such Patent claiming such Invention (in the applicable countries), and Warner will not be responsible for reimbursing Onyx for any expenses incurred by Onyx from and after the date that Onyx receives Warner's written disclaimer as to such prosecution and maintenance.

                  (v) As used in this Section 10.2(b), "out-of-pocket expenses" shall mean direct costs, excluding internal labor costs (and any indirect costs associated therewith).

     10.3     PROTECTION OF PATENT RIGHTS.

         (a) The Inventor shall notify the other Party when it determines that an Invention has been made. With respect to any Inventions reasonably useful in the field, the Party responsible for preparation, filing, prosecution and maintenance of Patents hereunder shall keep the other Party reasonably informed of all steps taken in the preparation, prosecution and maintenance of all of its Patents which claim such Invention, including furnishing the other Party with copies of Patents and other related correspondence relating to the prosecution of such Patents to and from patent offices. Such Party will permit the other Party to offer its comments on such applications and prosecution efforts relating to Inventions, before such Party makes a submission to a patent office which could materially affect the scope or validity of the patent coverage that may result. The other Party shall offer its comments, if any, promptly after receipt of the applicable document for review.

         (b) With respect to Inventions that are potentially patentable, the Party that does not have the right to control the prosecution of Patents claiming such Invention may request in writing that the other Party take specific, reasonable actions to (i) prepare, file or prosecute Patents with respect to an Invention, in a particular country, (ii) maintain any Patents issued with respect to an Invention, and/or (iii) protect against abandonment of a Patent which claims an Invention. If such actions are not undertaken within sixty (60) days of the controlling Party's

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receipt of such written request (or if soon, such time as applicable patent rights would be lost due to passage of time) and timely pursued thereafter, the controlling Party shall permit, and the requesting Party at its option and expense may undertake, such actions, and the applicable Patent shall thereafter be deemed to be owned by such Party that undertakes such actions, except as otherwise provided below. The Party not undertaking such actions shall fully cooperate with the other Party and shall provide to the other Party whatever assignments and other documents that may be needed in connection therewith. The Party not undertaking such actions may require a suitable indemnity against all damages, costs and expenses and impose such other reasonable conditions as such Party's advisor may require. The Party not undertaking such actions may later reassume control (and ownership, if applicable) of such Patent by paying the other Party [ * ] of its actual out-of-pocket expenses in conducting such actions.

         (c) If either Party commences any actions or proceedings (legal or otherwise) pursuant to this Section 10.3, it shall prosecute the same vigorously at its expense and shall not abandon or compromise them or fail to exercise any rights of appeal without giving the other Party the right to take over their conduct at its own expense.

     10.4 THIRD-PARTY PATENT RIGHTS. Except as otherwise provided in Section
11.1 below, neither Party makes any warranty with respect to the validity, perfection or dominance of any Patent or other proprietary right or with respect to the absence of rights in Third Parties which may be infringed by the research, Development, manufacture, use or sale of any Licensed Product. Each Party agrees to bring to the attention of the other Party any Patent it discovers, or has discovered, and which relates to the subject matter of this Agreement.

     10.5 INFRINGEMENT BY THIRD PARTIES. Each Party shall each promptly notify the other of any infringement and/or other unauthorized use by a Third Party of an Invention or any Onyx Patent, Warner Patent or Joint Patent that comes to such Party's attention. The notice shall set forth the facts of that infringement in reasonable detail. Enforcement of such Patent and other intellectual property rights shall be according to the following provisions.

         (a) FIELD INFRINGEMENT. Any such infringement (or alleged infringement) or unauthorized use that occurs based upon the development, manufacture, import, use, sale or offer for sale of a product that is, or reasonably could be, competitive with one or more Licensed Products (whether for sale or in Development anywhere in the world) shall be referred to herein as a "Field Infringement". With respect to any such Field Infringement, Onyx shall have the primary right, but not the obligation, to institute, prosecute and control, at its expense, any action or proceeding against the Third Party infringer of an Onyx Patent or any Patent for which Onyx has responsibility or control, with respect to such Field Infringement, and Warner shall have the primary right, but not the obligation, to institute, prosecute and control, at its expense, any action or proceeding against the Third Party infringer of a Warner Patent, Joint Patent or any Patent for which Warner has responsibility or control, with respect to such Field Infringement (with the Party having such primary right referred to herein as the "ENFORCING PARTY"). If the applicable Enforcing Party institutes an action against such infringer, the other Party agrees to be joined as a party plaintiff and to give the Enforcing Party reasonable assistance and authority to control, file and prosecute the suit as necessary, and such other Party shall have the right to participate in any such action brought and to be represented by counsel of its own choice. If the Enforcing Party fails to bring an action or proceeding against the infringer in a Field Infringement within a period

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of ninety (90) days after it has actual notice of such infringement (including by written notice from the other Party), then the other Party shall have the right to bring and control any such action against such infringer by counsel of its own choice, and the Enforcing Party shall have the right to participate in such action and be represented by counsel of its own choice. Any damages or other monetary awards recovered by a Party in pursuing any action under this
Section 10.5 (a) shall first be applied to reimburse the actual costs and expenses of the Party that brought the suit (including the internal costs and expenses specifically attributable to prosecuting such suit) and then to reimburse the other Party for its costs in cooperation with such suit. Any remaining damages or other recovery shall be allocated to the Party that was finally responsible for prosecuting such suit. No settlement or consent judgment or other voluntary final disposition of a suit under this Section 10.5(a) may be entered into by a Party prosecuting such suit without the consent of the other Party if such disposition would materially adversely affect the rights of such Party under this Agreement.

         (b) AGREEMENT OF ENFORCING PARTY. Notwithstanding the provisions of
Section 10.5(a), a Party shall not file or prosecute any action for a Field Infringement of a Patent for which the other Party is the Enforcing Party, and pursuant to which that Enforcing Party has commenced and is prosecuting at least one such action against a Field Infringement of said Patent, without the agreement of the Enforcing Party, which agreement shall not be unreasonably withheld.

         (c) OTHER INFRINGING ACTIVITY. For any such infringement (or alleged infringement) or unauthorized use based on an activity other than a Field Infringement, Onyx shall have the sole and exclusive right, but not the obligation, to institute, prosecute and control, at its expense, any action or proceeding against the Third Party infringer of an Onyx Patent or any Patent for which Onyx has responsibility or control, and Warner shall have the sole and exclusive right, but not the obligation, to institute, prosecute and control, at its expense, any action or proceeding against the Third Party infringer of a Warner Patent or any Patent for which Warner has responsibility or control. For any such action, the Party enforcing its rights shall retain any and all damages or other recoveries from such action. With respect to any infringement or unauthorized use of a Joint Patent or Joint Invention, the Parties shall discuss and agree in good faith on the appropriate Party to take action against such infringer and the appropriate sharing of any recovery from such action (PROVIDED THAT if the Parties cannot reach such agreement within sixty (60) days of notice of the infringement, then either Party may take action on its own to enforce its rights in such Joint Patent or Joint Invention).

     10.6 DEFENSE AND SETTLEMENT OF THIRD-PARTY CLAIMS AGAINST LICENSED
PRODUCTS.

         (a) CONTROL. If a Third Party asserts that a Patent or other right owned by it is infringed by the Development, manufacture, import, use, sale or offer for sale of any Licensed Product, the Party first obtaining knowledge of such a claim shall immediately provide the other Party notice of such claim and the related facts in reasonable detail. The Party that shall be primarily responsible for controlling the defense of such infringement claim (the "DEFENDING PARTY") shall be: (i) Warner with respect to claims of infringement alleged to be caused by the manufacture, import, use, sale or offer for sale of a Licensed Product within the Other Territory, and (ii) with respect to claims of infringement alleged to be caused by the manufacture, import, use, sale or offer for sale of a Licensed Product within the Shared Territory, the Party (or the

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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Parties jointly) as designated by the Steering Committee after good faith consultation with the Parties, provided that if the Steering Committee fails to make such a designation, each Party may act to protect their own interest. The non-Defending Party shall have the right to participate in such defense and to be represented in any such action by counsel of its selection at its sole discretion. The Defending Party shall also have the right to control settlement of such claim; provided, however, that no settlement which has a material adverse effect on the other Party (except to the extent of a royalty reduction provided for in Sections 7.5(b) or (c)) shall be entered into without the written consent of the other Party, which consent shall not be withheld unreasonably.

         (b) ALLOCATION OF EXPENSES. Subject to Section 10.6(c), the costs and expenses of patent defense, settlement and judgments pursuant to Section 10.6(a), to the extent directly applicable to manufacture and sale of Licensed Products in the Shared Territory, shall be shared expenses of the Parties as follows: Such costs and expenses that are incurred as to a particular Licensed Product prior to its Regulatory Approval shall be borne by the Parties in the same manner as if such costs were Development Costs, and such costs and expenses that are incurred following launch of the subject Licensed Product in the Shared Territory shall be Allowable Expenses, reimbursed to the Party incurring such expense according to the provisions of Section 7.6. Any actual costs and expenses of patent defense, settlement and judgments pursuant to Section 10.5 with respect to the manufacture and sale of Licensed Products in the Other Territory shall be deducted from Net Sales of such Licensed Product in the jurisdiction where such action or proceeding arises. In the case where the infringement was alleged to occur in both the Shared Territory and the Other Territory, such costs and expenses will be fairly allocated between such territories on the basis of extent of alleged or actual infringement in each such territory.

         (c) [ * ]. In the event a patent issues [ * ] which would appear to cover ONYX-015 or a Licensed Product or potential Licensed Product, the control of actions taken to oppose or otherwise address such patent shall be allocated as set forth in Section 10.6(a). The Patent Expenses incurred in the course of opposing such patent or payments made to obtain a license, plus interest from [
* ] at the rate of [ * ], shall first be paid by Warner out of any [ * ], and the amount of such payments shall be offset against such [ * ]. Any Patent Expenses incurred in excess of such amount initially payable by Warner shall be borne equally by the Parties, unless they are incurred after the first launch of a subject Licensed Product in the Shared Territory, in which case such excess Patent Expenses shall be an Allowable Expense.

     10.7 JOINTLY OWNED PATENTS. Subject to the licenses granted in this Agreement, each Party shall have the right to use, license and assign its interest in Joint Patents without a duty to account to the other Party.

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     10.8 TRADEMARKS.

         (a) PRODUCT TRADEMARKS. Warner shall have sole control over all matters relating to the use of, and shall own, all trademarks used in the sale of Licensed Products in the Other Territory, including, without limitation, the selection, filing and enforcement thereof. All Licensed Products shall be sold in the Shared Territory under trademarks selected by the JMC. Under the supervision of the JMC, the Parties shall work together and seek to agree on the selection of trademarks for a Licensed Product for use in the Shared Territory. The JMC shall review all uses in the Shared Territory of trademark(s) to identify a Licensed Product, which uses shall comply with all applicable laws and regulations, including without limitation those laws and regulations particularly applying to the proper use and designation of trademarks in the Shared Territory. Trademark(s) under which Licensed Products are sold in the Shared Territory (other than Onyx or Warner corporate trademarks or trade names) shall be used only pursuant to the terms of this Agreement to identify Licensed Products, and shall not be used by either Party to identify any other products. All trademarks relating to Licensed Products shall be registered by Warner in its name as owner in all countries.

         (b) INFRINGEMENT OF TRADEMARKS. The responsibility to take all reasonable and appropriate steps to protect, defend and maintain each trademark for use in the Shared Territory in connection with all Licensed Products and all registrations therefor shall be with Warner for all trademarks. Each Party shall notify the other Party promptly upon learning of any actual, alleged or threatened infringement of such a trademark or of any unfair trade practices, trade dress imitation, passing off of counterfeit goods, or like offenses relating to Licensed Products. Upon learning of such offenses the Party with responsibility for such trademark shall have the obligation to, in consultation with the other Party, institute and control an appropriate action or proceeding to halt the offense, unless the Parties otherwise mutually agree. The other Party shall have the right to participate fully in all such actions or proceedings and shall reimburse the responsible Party for [ * ] of the out of pocket costs incurred by the responsible Party in instituting such action or proceeding.

         (c) THIRD PARTY TRADEMARK. In the event a Licensed Product incorporates technology licensed by Onyx from [ * ] pursuant to the license agreement between the two parties dated [ * ], the packaging of such Licensed Product shall comply with any and all trademark requirements set forth in the excerpts of such license agreement which were previously transmitted to Warner.

         (d) COSTS OF DEFENSE. All of the unrecovered costs, expenses and legal fees (including internal costs, expenses and legal fees) in bringing, maintaining and prosecuting any action to maintain, protect or defend a trademark (or registration therefor) covering a Licensed Product in the Shared Territory shall be an Allowable Expense, and any recovery in that territory shall be Net Sales. All such trademark-related costs, expenses and legal fees in connection with a Licensed Product in the Other Territory shall be borne by, and any recovery from such action shall be retained by, Warner.

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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                                   ARTICLE 11

                         REPRESENTATIONS AND WARRANTIES

     11.1 REPRESENTATIONS AND WARRANTIES.

         (U) PARTY REPRESENTATIONS AND WARRANTIES. Each of the Parties hereby represents and warrants to the other Party as follows:

                  (i) This Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms. The execution, delivery and performance of the Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

                  (ii) Such Party has not granted, and during the term of the Agreement will not grant, any right to any Third Party relating to its respective Patents and Know-How which would conflict with the rights granted to the other Party hereunder.

                  (iii) In the course of the Development of Licensed Products, such Party has not used, and during the term of this Agreement will not use, any employee or consultant that is debarred by the FDA or, to the best of such Party's knowledge, is the subject of debarment proceedings by the FDA.

         (b) ONYX REPRESENTATIONS AND WARRANTIES. Onyx hereby represents and warrants to Warner as follows:

                  (i) As of the Effective Date, it is not aware that the practice of the Onyx Patents and Onyx Know-How as contemplated by this Agreement will involve any infringement or constitute an unauthorized use of any Patent, copyright, trade secret, proprietary information, license or right therein belonging to any Third Party, but excluding from the foregoing warranty (1) the patent matters referred to in Onyx's Form 10-K filed with the U.S. Securities and Exchange Commission on March 31, 1999, and (2) Third Party technology that may be necessary with respect to particular Licensed Products as designated in the future, excluding Local/Regional ONYX-015.

                  (ii) There are no interferences or oppositions or other matters pending or, to Onyx's knowledge, threatened against Onyx before any court or administrative office or agency which affect the Onyx Patents.

                  (III) Each of the patent applications included in the Onyx Patents is currently pending and in good standing, and has not been abandoned. As of the Effective Date, Onyx is not aware of any prior art or any fact which causes it to conclude that any Onyx Patent is invalid or unenforceable.

                  (iv) Onyx is not aware of any results or adverse events in its ongoing Clinical Trials of Local/Regional ONYX-015 which would lead Onyx to conclude that such

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Licensed Product is not a viable pharmaceutical product or that such Clinical
Trials should be terminated because such Licensed Product is unsafe or not efficacious.

                  (v) The materials that Onyx has provided Warner relating to the current status of the research, development and Commercialization of the Licensed Products are not, to the knowledge of Onyx, materially misleading (either as to the information contained therein, or because of failure by Onyx to disclose other relevant materials that, by such failure, make such disclosed materials misleading), and Onyx has not omitted to disclose to Warner any materials relating to such research, development or Commercialization work that are material to a decision to enter into this Agreement. Onyx has complied with all applicable laws, rules and regulations in conducting the development of the Licensed Products (including Local/Regional ONYX-015).

         (c) FURTHER REPRESENTATIONS AND WARRANTIES. Each Party hereby represents and warrants to the other that the terms Onyx or Warner Patents and Onyx or Warner Know-How, as the case may be, encompass the Patents and Know-how, as defined, of all Affiliates of such Party and that the licenses under such technology set forth in this Agreement are valid and binding.

         (d) PERFORMANCE BY AFFILIATES. The Parties recognize that each may perform som6e or all of its obligations under this Agreement through Affiliates. Each Party shall remain responsible for, and hereby guarantees, the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. In the event of any dispute arising from the performance by an Affiliate under this Agreement, the Party having such a dispute may proceed directly against the other Party, without any obligation to first proceed against the Affiliate.

                                   ARTICLE 12

                              TERM AND TERMINATION

     12.1 RIGHT OF WARNER TO TERMINATE DEVELOPMENT. As described in Sections 3.5(e), 3.5(f), 4.4(d) and 4.7, Warner may at any time terminate its participation in the research or Development of any one or more of the Licensed Products. The rights set forth in this Section 12.1 to terminate participation in research or Development shall be separate from, and in addition to, the rights of Warner to terminate this Agreement or terminate participation in Development pursuant to any other Section of this Agreement.

     12.2 TERM. This Agreement shall commence as of the Effective Date and, unless sooner terminated as provided herein, shall continue in effect until the earlier of: (a) the date on which the Parties are no longer researching, developing, marketing or selling at least one Licensed Product in any country in the world, (b) the expiration of all Royalty Terms as to all Licensed Products and Independent Products, or (c) the date this Agreement is terminated pursuant to the terms hereof. If Warner terminates research, Development and Commercialization of all Licensed Products under this Agreement, this Agreement shall be deemed to have terminated under clause (a) of this Section 12.2.

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     12.3 TERMINATION FOR MATERIAL BREACH.

         (a) BREACH; CURE. Subject to the provisions of this Section 12.3, if either Party (the "Breaching Party") shall have committed a material breach of the terms of this Agreement, and such material breach shall remain uncured and shall be continuing for a period of ninety (90) days following receipt of notice thereof by the other Party specifying such breach (the "Non-Breaching Party"), then, in addition to any and all other rights and remedies that may be available, the Non-Breaching Party shall have the right to terminate this Agreement effective upon the expiration of such ninety (90) day period; PROVIDED, HOWEVER that if the material breach is capable of being cured but cannot be reasonably cured in such ninety (90) day period, then the right to terminate this Agreement shall not arise if the allegedly Breaching Party has
(i) during such period of time submitted a plan which, if successfully carried out, would be effective in curing such breach, and has commenced its execution of such plan, and (ii) diligently pursues such plan thereafter to a successful conclusion. Any such notice of alleged material breach by the Non-Breaching Party shall include a reasonably detailed description of all relevant facts and circumstances demonstrating, supporting and/or relating to each such alleged material breach by the Breaching Party. Actual termination of this Agreement pursuant to this Section 12.3(a) shall only occur upon a separate written notice by the Non-Breaching Party after the end of the cure period. Notwithstanding the foregoing, if any such breach relates solely to one or more Licensed Products, then the Non-Breaching Party may only terminate this Agreement only to the extent it applies to such Licensed Product or Licensed Products and this Agreement shall remain in effect as it applies to all other Licensed Products.

         (b) TERMINATION BY NON-BREACHING PARTY. If the Non-Breaching Party terminates this Agreement pursuant to the provisions of Section 12.3(a), then the Non-Breaching Party shall receive an exclusive (even as to the Breaching Party but subject to rights of Third Parties that are not Affiliates of the Breaching Party that pre-existed or accrued prior to such termination) worldwide right and license, with the right to grant sublicenses, to all Onyx Patents (if Onyx is the breaching Party) or the Warner Patents (if Warner is the breaching party) of the Breaching Party and all of the Breaching Party's interest in Joint Patents and in Licensed Product trademarks (excluding any trademarks or trade names including the name of the Breaching Party or otherwise used by the Breaching Party with respect to other products or services), only to the extent the inventions claimed in such Patents were necessary for and used in the research, development, manufacture, use or sale of Licensed Products (which are the subject of the applicable breach), and shall have the exclusive right (but not the obligation) to enforce the Patents against infringement by products or activities competitive with the commercialization of the Licensed Products and the exclusive right (but not the obligation) to enforce the trademark rights against infringers. If Onyx is the Breaching Party, Warner shall, notwithstanding such termination, pay to Onyx royalties of (i) the product of Net Sales of Local/Regional ONYX-015 by Warner, its Affiliates or sublicensees, multiplied by the royalty rate that would apply absent such termination, and
(ii) [ * ] of the Net Sales of Systemic ONYX-015 by Warner, its Affiliates or sublicensees (which royalty shall not be reduced by any amounts otherwise provided for in Article 7), and (iii) [ * ] of the Net Sales of Pro-Drug Product and Gene Product by Warner, its Affiliates or sublicensees (which royalty shall not be reduced by any amounts otherwise provided for in Article 7). Such royalties shall be payable until expiration of all Patents covering the sale of the relevant Licensed Products. The provisions of Sections 7.7 through 7.13 shall

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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survive termination and continue to apply with respect to any such royalties payable under this Section 12.3(b).

         (c) TRANSFER OF RIGHTS. In the event of termination of this Agreement pursuant to this Section 12.3, the Breaching Party shall cooperate in the transfer of all INDs, Regulatory Approvals and other regulatory filings related to the Licensed Products which are the subject of the applicable breach, to the Non-Breaching Party, deliver to the Non-Breaching Party copies of all information, records and data in its Control that are necessary for the continued research, development and commercialization of such Licensed Products, forward to the Non-Breaching Party samples of all other chemical (excluding any compounds in Warner's or its Affiliate's chemical compound libraries) and biological materials acquired, made, cloned, synthesized, first discovered or collected as a result of the Research Program or Development of the applicable Licensed Product and are necessary for such continued research, development and commercialization and take such other actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights hereunder to the Non-Breaching Party.

         (d) PROVISIONS FOR CONTINUED MANUFACTURING. In the event of termination of this Agreement pursuant to this Section 12.3 where the Breaching Party is the Manufacturing Party with respect to one (1) or more Licensed Products which are the subject of the applicable breach hereunder, or in the event Warner elects to terminate its rights with respect to one or more Licensed Products at a time when it is the Manufacturing Party, the Manufacturing Party shall continue to provide for manufacture of such Licensed Products to the extent provided prior to notice of such termination, from the effective date of such termination until such time as the non-Manufacturing Party is able to secure an equivalent alternative commercial manufacturing source, as requested by the non-Manufacturing Party or until [ * ] months from the effective date of termination, whichever is earlier. To this end, as of the effective date of such termination at the option of the Non-Breaching Party, all Third-Party manufacturing contracts shall be assigned to the non-Manufacturing Party, and the cost charged to the non-Manufacturing Party by the Manufacturing Party for any of the internal manufacturing activities to be continued by the Manufacturing Party pursuant to this Section 12.3 for the production of Licensed Products shall be the same as the Manufacturing Party's cost was while the Agreement was in effect. Further, upon the non-Manufacturing Party's request, the Manufacturing Party shall provide such technical assistance and Know-How licenses on a royalty free basis as may reasonably be requested to transfer such technology as is needed by the non-Manufacturing Party to commence or continue commercial manufacture of Licensed Products which are the subject of the applicable breach. In the event that any technology is needed by the non-Manufacturing Party to commence or continue commercial manufacture of Licensed Products is covered by one or more Patents of the Manufacturing Party, the non-Manufacturing Party shall receive a fully paid-up, royalty-free, non-exclusive worldwide license to practice any and all such Patents for the purposes contemplated in this Section 12.3 with the right to grant sublicenses for the sole purpose of conduct such manufacturing activities.

     12.4 SURVIVING RIGHTS. The rights and obligations set forth in this Agreement shall extend beyond the term or termination of the Agreement only to the extent expressly provided for herein, or the extent that the survival of such rights or obligations are necessary to permit

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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their complete fulfillment or discharge. Without limiting the foregoing, the
Parties have identified various rights and obligations which are understood to survive, as follows: Sections 5.8, 5.9, 7.5(b), 7.5(c), 7.5(e), 7.7 through 7.14, 10.1 through 10.7, 10.8(b), 12.3 (in the case of termination pursuant to Section 12.3), 12.4, 12.5, 14.5, 14.6, 14.8, 14.9 through 14.12, and 14.17, and
Articles 1 (to the extent required for interpretation of other surviving provisions), 9 and 13. In the event this Agreement terminates pursuant to
Section 12.2(a), the following Sections shall also survive: 3.5(e) and (f), 4.4(d) (excluding references to Section 4.6), 4.7, 6.7, and 12.3(d).

     12.5 ACCRUED RIGHTS, SURVIVING OBLIGATIONS. Termination, relinquishment or expiration of the Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination, relinquishment or expiration, including damages arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve either Party from obligations which are expressly indicated to survive termination or expiration of the Agreement.

                                   ARTICLE 13

                                 INDEMNIFICATION

     13.1 INDEMNIFICATION FOR LICENSED PRODUCTS IN THE OTHER TERRITORY. Subject to Section 10.5, with respect to Licensed Products in the Other Territory:

         (a) WARNER INDEMNIFICATION. Warner hereby agrees to save, defend and hold Onyx and its agents and employees harmless from and against any and all suits, claims, actions, or demands by a Third Party for damages, liabilities, expenses and/or loss, including reasonable legal expense and attorneys' fees (collectively, "Losses"), resulting directly from (i) the failure of Licensed Products supplied by Warner, its agents or contractors to Onyx pursuant to
Article 8 to meet the approved specifications for such Licensed Products, or
(ii) the manufacture, use, handling, storage, sale or other disposition of Licensed Products in the Other Territory by Warner, its agents or sublicensees, except to the extent such Losses result from the negligence or willful misconduct of Onyx, or as provided in Section 13.1(b).

         (b) ONYX INDEMNIFICATION. Onyx hereby agrees to save, defend and hold Warner and its agents and employees harmless from and against any and all Losses resulting directly from the failure of Licensed Products supplied by Onyx, its agents or contractors to Warner pursuant to Article 8 to meet the approved specifications for Licensed Products, except to the extent such Losses result from the negligence or willful misconduct of Warner or as provided in Section 13.1(a).

     13.2 INDEMNIFICATION FOR LICENSED PRODUCTS IN THE SHARED TERRITORY. With respect to Licensed Products in the Shared Territory, each Party hereby agrees to save, defend and hold the other Party and its agents and employees harmless from and against any and all Losses resulting directly or indirectly from the manufacture, use, handling, storage, sale or other disposition of Licensed Products by the indemnifying Party, its agents or sublicensees, but only to the extent such Losses result from the negligence or willful misconduct of the such Party or its employees and agents and do not also result from the negligence or willful misconduct of the Party seeking indemnification. Any other Losses from claims resulting directly or indirectly

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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from the manufacture, use, handling, storage, sale or other disposition of
Licensed Products shall be included as an Allowable Expense of either Party at the time such Loss is required to be paid.

     13.3 INDEMNIFICATION FOR INDEPENDENT PRODUCTS AND TERMINATED PRODUCTS. With respect to Independent Products and Terminated Products, Onyx hereby agrees to save, defend and hold Warner and its agents and employees harmless from and against any and all Losses resulting directly or indirectly from the manufacture, use, handling, storage, sale or other disposition of Independent Products and Terminated Products by Onyx, its agents or sublicensees, but only to the extent such Losses do not result from the negligence or willful misconduct of Warner.

     13.4 INDEMNIFICATION FOR RESEARCH AND DEVELOPMENT. With respect to research and development of Licensed Products, each Party hereby agrees to save, defend and hold the other Party and its agents and employees harmless from and against any and all Losses resulting directly or indirectly from the research and development conducted by the indemnifying Party, its agents or sublicensees, but only to the extent such Losses result from the negligence or willful misconduct or breach of this Agreement of the such Party or its employees and agents and do not also result from the negligence or willful misconduct or breach of this Agreement of the Party seeking indemnification.

     13.5 NOTICE OF CLAIM. In the event that a Party is seeking indemnification under this Article 13, it shall inform the other Party of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit the indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested (at the expense of Warner) in the defense and settlement of the claim. The indemnified Party shall not voluntarily make any payment or incur any expense in connection with any claim or suit without the consent of the Indemnifying Party.

                                   ARTICLE 14

                                  MISCELLANEOUS

     14.1 DISPUTE RESOLUTION.

         (a) INFORMAL RESOLUTION PROCEDURE. The Parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either Party's rights and/or obligations. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation, if possible. To accomplish this objective, the Parties agree to follow the procedures set in Sections 2.6 and this Article 14 if and when an issue or dispute arises under this Agreement.

         (b) SENIOR EXECUTIVE DISCUSSION. If the Steering Committee is unable to resolve any issue or dispute arising within its authority (or referred to it pursuant to Section 2.6) under the terms of the Agreement within thirty (30) days thereof, or upon any other dispute or issue regarding a Party's rights or obligations under the Agreement, any Party may, by written notice to the other, have such dispute or issue referred to their respective executive officers

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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designated below or their successors, for attempted resolution by good faith negotiations. Said designated officers are as follows:

                  For Warner:   President of Pharmaceutical Research Division

                  For Onyx:     Chief Executive Officer

Upon such referral of an issue or dispute for resolution, such designated officers shall meet promptly thereafter and shall use good faith efforts to attempt to resolve such dispute or issue.

         (c) WARNER RESOLUTION OF CERTAIN MATTERS. With respect to any dispute or issue referred to the Parties' designated officers for resolution under
Section 14.1(b) above and described in Section 2.6 clause (i), if the designated officers are not able to resolve such issue or dispute within thirty (30) days of such referral, then Warner shall make a final resolution of such dispute or issue.

         (d) FORMAL RESOLUTION. With respect to any dispute or issue referred to the Parties' designated officers for resolution under Section 14.1(b) above, other than one described in Section 2.6 clause (i), if the designated officers are not able to resolve such issue or dispute within thirty (30) days of such referral, then either Party may at any time thereafter seek to have the issue or dispute resolved in any court of proper jurisdiction and venue.

     14.2 ASSIGNMENT.

         (a) AFFILIATES. Warner may assign any of its rights or obligations under this Agreement in any country to any Affiliates; provided, however, that such assignment shall not relieve Warner of its responsibilities for performance of its obligations under this Agreement, and further provided that if a proposed assignment would have an adverse financial impact upon Onyx (e.g., by reason of changed tax treatment of payments due under this Agreement), such assignment shall be subject to Onyx' prior written consent.

         (b) MERGER, ACQUISITION OR SALE OF ASSETS. Subject to the terms hereof, either Party may assign its rights or obligations under this Agreement to a non-Affiliate only in connection with a merger or similar reorganization or the sale of all or substantially all of its assets or the sale of all or substantially all of its pharmaceutical and/or healthcare assets, or otherwise with the prior written consent of the other Party. This Agreement shall survive any such merger or reorganization of either Party with or into, or such sale of assets to, another party and no consent for such merger, reorganization or sale shall be required hereunder; provided, that in the event of such merger, reorganization or sale, no intellectual property rights of the acquiring corporation shall be included in the technology licensed hereunder.

         (c) BINDING UPON SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any assignment not in accordance with this Agreement shall be void.

     14.3 FORCE MAJEURE. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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the failure is occasioned by government action, war, fire, earthquake, explosion, flood, strike, lockout, embargo, act of God, or any other similar or dissimilar cause beyond the control of the defaulting Party, provided that the Party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure.

     14.4 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

     14.5 NO TRADEMARK RIGHTS. Except as otherwise provided herein, no right, express or implied, is granted by the Agreement to use in any manner the name Warner, Onyx or any other trade name or trademark of the other Party or its Affiliates in connection with the performance of the Agreement.

     14.6 NOTICES. All notices hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof).

If to Onyx, addressed to:      Onyx Pharmaceuticals, Inc.
                               3031 Research Drive
                               Richmond, CA 94806
                               Attention:  CEO
                               Telephone:  (510) 222-9700
                               Telecopy:  (510) 758-3405

With a copy to:                Cooley Godward LLP
                               Five Palo Alto Square
                               3000 El Camino Real
                               Palo Alto, CA 94306-2155
                               Attention:  Robert L. Jones, Esq.
                               Telephone:  (650) 843-5000
                               Telecopy:  (650) 857-0663

If to Warner, addressed to:    Warner-Lambert Company
                               2800 Plymouth Road
                               Ann Arbor, MI 48105
                               Attention: President, Parke-Davis Pharmaceutical
                               Research Division
                               Telephone:  (734) 622-7000
                               Telecopy:  (734) 622-1553

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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With a copy to:                Warner-Lambert Company
                               201 Tabor Road
                               Morris Plains, NJ 07950
                               Attention:  Vice President and General Counsel
                               Telephone:  (973) 540-2000
                               Telecopy:  (973) 540-3117

     14.7 TANGIBLE PROPERTY. Any tangible personal property deliverable under this Agreement by Onyx to Warner shall be delivered to a Warner facility outside California (as from time to time designated by Warner). Any sales or use taxes imposed on such transfers shall be a Development Cost. Each Party shall use reasonable good faith efforts to reduce or eliminate any sales or use taxes that might arise under this Agreement, including the delivery of any required resale certificates.

     14.8 LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY OR ITS RESPECTIVE AFFILIATES AND PERMITTED SUBLICENSEES BE LIABLE FOR SPECIAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, STRICT LIABILITY OR OTHERWISE, except to the extent such Party may be required to indemnify the other party from such damages claimed by Third Parties under Article 13.

     14.9 WAIVER. Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such Party's rights or remedies provided in this Agreement.

     14.10 SEVERABILITY. If any term, covenant or condition of this Agreement or the application thereof to any Party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (i) the remainder of this Agreement, or the application of such term, covenant or condition to the Parties or under circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (ii) the Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

     14.11 AMBIGUITIES. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

     14.12 GOVERNING LAW. This Agreement shall be governed by and interpreted under the laws of the State of New York.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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     14.13 HEADINGS. The Article and Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Articles or Sections.

     14.14 COUNTERPARTS. This Agreement may be executed in two (2), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14.15 ENTIRE AGREEMENT. This Agreement including all Exhibits attached hereto, and all documents delivered concurrently herewith, together with the Stock Put and Purchase Agreement by and between the Parties of even date herewith, set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersede and terminate all prior agreements and understanding between the Parties as to such subject matter. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties with respect to such subject matter other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties. This Agreement shall not constitute an amendment of either of the existing collaboration agreements between the Parties, each of which will continue in full force and effect.

     14.16 INDEPENDENT CONTRACTORS. Onyx acknowledges that neither it nor any of its employees are employees of Warner and that neither it nor any of its employees are eligible to participate in any employee benefit plans of Warner. Onyx further acknowledges that neither it nor any of its employees are eligible to participate in any such benefit plans even if it is later determined that its or any of its employees' status during the period of this Agreement was that of an employee of Warner. In addition, Onyx waives any claim that it may have under the terms of any such benefit plans or under any law for participation in or benefits under any of Warner's benefit plans.

     14.17 USE OF NAMES. Neither Party shall use the name of the other Party in relation to this transaction in any public announcement, press release or other public document without the written consent of such other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that either Party may use the name of the other Party in any document required to be filed to obtain Regulatory Approval or to comply with applicable laws, rules or regulations.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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         IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their proper officers as of the Effective Date.

ONYX PHARMACEUTICALS, INC.                  WARNER-LAMBERT COMPANY


By:  /s/ Hollings C. Renton                 By:  /s/ Anthony Wild, Ph.D.
   ---------------------------------           ---------------------------------
Name:  Hollings C. Renton                   Name:  Anthony Wild, Ph.D.
     -------------------------------             -------------------------------
Title:  President & CEO                     Title:  President, Parke-Davis
      ------------------------------              ------------------------------

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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                                    EXHIBIT A

                    DETERMINATION OF CERTAIN ACCOUNTING TERMS

     "Product Profit" for the Shared Territory shall be determined in the manner specified below. As used herein, the term "operating unit" shall mean the smallest operating unit in which an operating profit and loss statement is prepared for management accounting purposes in accordance with U.S. generally accepted accounting principles.

     1. COST OF GOODS SOLD

         1.1 EXCLUDED COSTS. Notwithstanding the foregoing, Cost of Goods Sold shall exclude administrative costs other than indirect manufacturing labor specifically attributable to the Product being manufactured. Administrative costs of the operating units manufacturing a Product shall be separately recovered under the category of Allocated Administrative Costs.

     2. MARKETING EXPENSES

     Marketing Expenses shall be the sum of Selling Expenses, Marketing Management, Market and Consumer Research, Advertising, Trade Promotion, Consumer Promotion, and Education Expenses, each of which is specified below, and all other costs which are generally consistent with the Marketing Plan and attributable to the sale, promotion or marketing of Licensed Products.

         2.1 "SELLING EXPENSES" shall mean all costs and expenses directly associated with the efforts of field sales representatives with respect to Licensed Products, including field sales force (including field sales managers); field sales offices; home offices staffs directly involved in the management of and the performance of the selling functions; and payments to Third Parties under co-promotion agreements approved by the Steering Committee. Reasonable field samples shall normally be charged to Trade Promotion, but if sales management has direct decision making authority for the distribution of field sales samples, it may be appropriate to charge these costs to Selling Expenses. The costs of detailing sales calls shall be allocated based on field force time at an accounting charge rate consistently applied within and across its operating units and which is no less favorable to the Licensed Products than the internal charge rate used by Warner for its own internal cost accounting purposes for products other than Licensed Products (excluding internal profit margins and markups).

         2.2 "MARKETING MANAGEMENT" shall include product management and sales promotion management compensation and departmental expenses, including product related public relations, relationships with opinion leaders and professional societies, health care economics studies, contract pricing and administration, market information systems, governmental affairs activities for reimbursement, formulary acceptance and other activities directly related to the Licensed Products, management and administration of managed care and national accounts and other activities associated with developing overall sales and marketing strategies and planning for Licensed Products. In addition, payments to Third Parties in connection with trademark selection, filing, prosecution and enforcement shall be included in

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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this category. Such costs may be allocated on a percent of sales or other basis consistently applied within and across its operating units and which is no less favorable to the Licensed Products than the internal allocation for Warner's other products.

         2.3 "MARKET AND CONSUMER RESEARCH" shall include compensation and departmental expenses for market and consumer research personnel and payments to Third Parties related to conducting and monitoring professional and consumer appraisals of existing, new or proposed Licensed Products such as market share services, special research testing and focus groups. Expenditures not directly related to a product may be allocated on a percent of sales or other basis consistently applied within and across its operating units and which is no less favorable to the Licensed Products than the internal allocation for Warner's other products.

         2.4 "ADVERTISING" shall mean all costs incurred for the advertising and promotion of Licensed Products in the Shared Territory through any means, including, without limitation, (i) television and radio advertisements; (ii) advertisements appearing in journals, newspapers, magazines or other media;
(iii) seminars and conventions; (iv) packaging design; (v) professional education programs; (vi) samples, visual aids and other selling materials; (vii) hospital formulary committee presentations; (viii) presentations to state and other governmental formulary committees, and (ix) all media costs associated with Product advertising as follows: production expense/artwork including set up; design and art work for an advertisement; the cost of securing print space, air time, etc. in newspapers, magazines, trade journals, television, radio, billboards, etc.

         2.5 "TRADE PROMOTION" shall include the allowances given to retailers, brokers, distributors, hospital buying groups, etc. for purchasing, promoting, and distribution of Licensed Products. This shall include purchasing, advertising, new distribution, and display allowances as well as free goods, wholesale allowances and reasonable field sales samples. To the extent multiple products are involved and some of such products are not Licensed Products, then such allowances shall be allocated on a pro rata basis based upon net sales of each respective product by such operating unit during the most recent quarter.

         2.6 "CONSUMER PROMOTION" shall include the expenses associated with programs to promote Licensed Products directly to the end user. This category shall include expenses associated with promoting products directly to the professional community such as professional samples, professional literature, promotional material costs, patient aids and detailing aids. To the extent multiple products are involved and some of such products are not Licensed Products, then such allowances shall be allocated on a pro rata basis based upon net sales of each respective product by such operating unit during the most recent quarter.

         2.7 "EDUCATION" shall include expenses associated with professional education with respect to Licensed Products through any means not covered above, including articles appearing in journals, newspapers, magazines or other media; seminars, scientific exhibits, and conventions; and symposia, advisory boards and opinion leader development activities.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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     3. DISTRIBUTION EXPENSES

     Distribution Expenses shall be an amount equal to a percentage of Net Sales to be determined after the characteristics and anticipated price of the Licensed Products have been determined. Such percentage shall be agreed upon by the Parties in good faith, and shall be designed to approximate Warner's cost of distributing such Licensed Products in the Shared Territory.

     4. POST-LAUNCH PRODUCT R&D EXPENSES

     Post-Launch Product R&D Expenses shall include certain research and development costs incurred by a Party in relation to a Product after the first commercial launch and shall exclude administrative expenses and costs that are included within Costs of Goods Sold or Development Costs. Such post-launch research and development costs shall include:

         4.1 Phase IV Clinical Trials.

         4.2 Ongoing product support.

         4.3 Ongoing medical affairs.

         4.4 Preclinical research.

         4.5 Fees and expenses of outside counsel in respect of regulatory affairs unrelated to obtaining Regulatory Approvals.

     5. ALLOCATED ADMINISTRATION EXPENSES

     The costs eligible for allocation as Allocated Administration Expenses shall include the following costs for the operating units directly involved in manufacturing, marketing and selling Shared Products. Similar costs incurred by operating units involved in the manufacture, marketing and sale of Licensed Products in the Other Territory shall be borne by the party incurring such expense, and shall not be recovered as an Allocated Administration Expense.

     The costs recoverable as Allocated Administration Expenses are the costs of finance, management information services, human resources and employees engaged in general management functions for the operating units in question. Cost categories included within Allocated Administration Expenses shall not be included in any other cost recoverable under this Agreement.

     Recoverable administration expenses shall include the direct costs of employees performing such functions, the costs of supporting such individuals in the performance of their job (e.g., occupancy costs, travel, computers, and telephones), and outside services (e.g., consulting and audit services). Such costs shall be calculated in accordance with U.S. generally accepted accounting principles. Such costs shall be allocated based on a percentage determined by Shared Product Net Sales divided by the total net sales of such operating unit(s) during the relevant quarter.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     The Parties shall attempt to agree upon a fixed percentage of Net Sales to cover the expected Allocated Administration Expenses.

     6. CURRENCY GAINS OR LOSSES

     Currency Gains or Losses shall include the following:

         6.1 UNHEDGED TRANSACTIONS. Transaction gains or losses are gains or losses resulting from a change in exchange rates between the functional currency and the currency in which the transaction is denominated. The transaction gain or loss is determined by measuring the increase or decrease in the functional currency cash flow due to the changes in the exchange rate from the date of the transaction to the settlement date. The difference between the functional currency amount calculated using the current exchange rate at the transaction date and the amount calculated using the currency exchange rate at the settlement date is the transaction gain or loss. Transaction gains or losses on unsettled foreign currency transactions are also reported in this manner. When there is a balance sheet date between the transaction date and settlement date, the gain or loss on the unsettled balance shall be measured using the current exchange rate at the balance sheet date.

         6.2 HEDGED TRANSACTIONS. For purposes of this collaboration, neither Party shall buy or sell forward, directly or indirectly, foreign currencies in amounts greater than those which can reasonably be expected to be received or paid, as the case may be, over the relevant time period. If a Party enters into a hedged transaction, the gain or loss realized from the hedge must be included in the underlying transaction. If the currency transaction gain or loss has been included in Net Sales, inventories, Costs of Goods Sold, etc., it shall not be included in this category.

     7. REGULATORY EXPENSES

     "REGULATORY EXPENSES" shall mean all costs incurred to comply with all Regulatory Approvals and all regulatory agencies, including FDA user and other fees, reporting, and other regulatory affairs activities.

     8. ALLOCATION OF COSTS.

     The following guidelines shall be used to allocate costs to the Licensed
Products:

                  (a) If the expense is specifically and exclusively used for the Commercialization of a Product in the Shared Territory, 100% of such expense shall be an Allowable Expense.

                  (b) If the expense is specifically and exclusively used for the Commercialization of a Licensed Product in the Shared Territory and the Other Territory, it shall be allocated based on objective means (such as man-hours or amounts consumed) or, if such method cannot reasonably be used, based on Net Sales in each such Territory.

                  (c) If the expense is not specifically and exclusively used for the Commercialization of a Licensed Product (i.e., for other products of Warner or Onyx), it shall be

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

allocated based on objective means (such as man-hours or amounts consumed) or, if such method cannot reasonably be used, based on Net Sales of each such product.

                  (d) No item of cost shall be duplicated in any of the categories comprising Allowance Expenses.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT B

                                  ONYX PATENTS

(1) The following Patents are owned by Onyx and are applicable to Licensed
Products:

-------------------------------------------- ------------
       PATENT NO. OR APPLICATION NO.           STATUS
-------------------------------------------- ------------
U.S. Pat. No. [ * ]                          issued
-------------------------------------------- ------------
U.S. Pat. No. 5,846,945                      issued
-------------------------------------------- ------------
U.S. Pat. No. 5,677,178                      issued
-------------------------------------------- ------------
U.S. Pat. No. [ * ]                          issued
-------------------------------------------- ------------
U.S. Pat. App. Serial No. [ * ]              pending
-------------------------------------------- ------------
U.S. Pat. App. Serial No. [ * ]              pending
-------------------------------------------- ------------
PCT/US[ * ]                                  filed
-------------------------------------------- ------------
Australia Pat. [ * ]                         issued
-------------------------------------------- ------------
Canada No. [ * ]                             pending
-------------------------------------------- ------------
EP Pat. [ * ]                                issued
-------------------------------------------- ------------
EP No. [ * ]                                 pending
-------------------------------------------- ------------
Japan No. [ * ]                              pending
---------------------------------------------------------

(2) The following Patents are exclusively licensed to Onyx by the National Institutes of Health to the extent potentially applicable to Licensed Products:

-------------------------------------------- ------------
       PATENT NO. OR APPLICATION NO.           STATUS
-------------------------------------------- ------------
U.S. Pat. No. [ * ]                          issued
-------------------------------------------- ------------
U.S. Pat. App. Serial No. [ * ]              pending
-------------------------------------------- ------------
U.S. Pat. App. Serial No. [ * ]              pending
-------------------------------------------- ------------
U.S. Pat. App. Serial No. [ * ]              pending
-------------------------------------------- ------------
U.S. Pat. App. Serial No. [ * ]              pending
-------------------------------------------- ------------
U.S. Pat. App. Serial No. [ * ]              pending
-------------------------------------------- ------------
U.S. Pat. App. Serial No. [ * ]              pending
-------------------------------------------- ------------
EPO No. [ * ]                                issued
-------------------------------------------- ------------

(3) The following Patents are non-exclusively licensed to Onyx by [ * ] to the extent potentially applicable to Licensed Products:

-------------------------------------------- ------------
         PATENT OR APPLICATION NO.             STATUS
-------------------------------------------- ------------
U.S. Pat. No. [ * ]                          issued
-------------------------------------------- ------------
U.S. Pat. No. [ * ]                          issued
-------------------------------------------- ------------
U.S. Pat. App. Serial No. [ * ]              pending
-------------------------------------------- ------------
U.S. Pat. App. Serial No. [ * ]              pending
-------------------------------------------- ------------
EPO No. [ * ]                                issued
-------------------------------------------- ------------
EPO Pub. [ * ]                               pending
-------------------------------------------- ------------
EPO Pub. [ * ]                               pending
-------------------------------------------- ------------
EPO Pub. [ * ]                               pending
-------------------------------------------- ------------
Japan No. [ * ]                              pending
-------------------------------------------- ------------
Japan No. [ * ]                              pending
-------------------------------------------- ------------
UK No. [ * ]                                 pending
-------------------------------------------- ------------
UK No. [ * ]                                 pending
-------------------------------------------- ------------
UK No. [ * ]                                 pending
-------------------------------------------- ------------
UK No. [ * ]                                 pending
-------------------------------------------- ------------
UK No. [ * ]                                 pending
-------------------------------------------- ------------
UK No. [ * ]                                 pending
-------------------------------------------- ------------
UK No. [ * ]                                 pending
-------------------------------------------- ------------
PCT/WO[ * ]                                  published
-------------------------------------------- ------------
PCT/US[ * ]                                  pending
-------------------------------------------- ------------

(4) Under the [ * ] Agreement dated as of [ * ] (the "[ * ] Agreement"), Onyx has an exclusive license from [ * ] ("[ * ]") to patents and patent applications claiming inventions made by [ * ] solely or jointly with Onyx in the course of performance of the research program under the [ * ] Agreement, within the field of [ * ], that have all of the following properties: (1) [ * ], and (2) are [ * ] using technology licensed under such agreement and (3) are used for the [ * ]. [ * ] retains the rights to such inventions outside the foregoing field. There are no such patents or patent applications as of the Effective Date.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                LIST OF EXHIBITS

         A.       DETERMINATION OF CERTAIN ACCOUNTING TERMS

         B.       ONYX PATENTS


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.